                          STRONG CASH MANAGEMENT FUNDS

STRONG U.S. TREASURY MONEY FUND                           STRONG FUNDS
STRONG HERITAGE MONEY FUND                               P.O. Box 2936
STRONG MUNICIPAL MONEY MARKET FUND          Milwaukee, Wisconsin 53201
STRONG MUNICIPAL ADVANTAGE FUND              Telephone: (414) 359-1400
STRONG ADVANTAGE FUND                        Toll-Free: (800) 368-3863
                                                        Device for the
                                                     Hearing-Impaired:
                                                        (800) 999-2780

   The Strong Family of Funds ("Strong Funds") is a family of more than twenty-five diversified and non-diversified mutual funds. All of the Strong Funds are no-load funds. There are no sales charges or 12b-1 fees. Strong Funds include growth funds, conservative equity funds, income funds, municipal income funds, international funds, and cash management funds. The five Strong Cash Management Funds are described in this Prospectus.
   This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Strong Cash Management Funds, dated December 29, 1995, contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). This Statement, which may be revised from time to time, is available without charge upon request to the above-noted address or telephone number.
   AN INVESTMENT IN THE STRONG U.S. TREASURY MONEY FUND, STRONG HERITAGE MONEY FUND, OR STRONG MUNICIPAL MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT ANY OF THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. THE STRONG MUNICIPAL ADVANTAGE FUND AND THE STRONG ADVANTAGE FUND ARE NOT MONEY MARKET FUNDS AND THEIR NET ASSET VALUES WILL FLUCTUATE.

----------------------------------------------------------------------------
----------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------

                            Dated December 29, 1995

                             ---------------------

                               PROSPECTUS PAGE I-1

                          STRONG CASH MANAGEMENT FUNDS

   Strong U.S. Treasury Money Fund, a series of Strong Income Funds, Inc., Strong Heritage Money Fund, a series of Strong Heritage Reserve Series, Inc., Strong Municipal Money Market Fund and Strong Municipal Advantage Fund, both of which are a series of Strong Municipal Funds, Inc., and Strong Advantage Fund, Inc. are separately incorporated, diversified, open-end management investment companies, or diversified series thereof.

                               STRONG MONEY FUNDS

   STRONG U.S. TREASURY MONEY FUND (the "Treasury Money Fund") seeks current income, a stable share price, and daily liquidity. The Fund invests only in securities issued directly by the U.S. government.

   STRONG HERITAGE MONEY FUND (the "Heritage Money Fund") seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk.

   STRONG MUNICIPAL MONEY MARKET FUND (the "Municipal Money Fund") seeks federally tax-exempt current income, a stable share price, and daily liquidity. The Fund invests in high-quality, short-term municipal obligations that present minimal credit risk.

                         STRONG ULTRA-SHORT BOND FUNDS*

   STRONG MUNICIPAL ADVANTAGE FUND (the "Municipal Advantage Fund") seeks federally tax-exempt current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra short-term, investment-grade municipal obligations, and its average effective portfolio maturity will normally be one year or less. The Municipal Advantage Fund is not a money market fund.

   STRONG ADVANTAGE FUND (the "Advantage Fund") seeks current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra short-term, investment-grade debt obligations, and its average effective portfolio maturity will normally be one year or less. The Advantage Fund is not a money market fund.

* Because the Municipal Advantage and Advantage Funds' share prices will vary, the Funds are not appropriate investments for those whose primary objective is absolute principal stability.

                             ---------------------

                               PROSPECTUS PAGE I-2

                               TABLE OF CONTENTS

        EXPENSES.....................................  I-4
        FINANCIAL HIGHLIGHTS.........................  I-6
        HIGHLIGHTS................................... I-10
        INVESTMENT OBJECTIVES AND POLICIES........... I-11
            Comparing the Funds.................  I-12
            Strong U.S. Treasury Money Fund.....  I-13
            Strong Heritage Money Fund..........  I-14
            Strong Municipal Money Market
              Fund..............................  I-14
            Strong Municipal Advantage Fund.....  I-15
            Strong Advantage Fund...............  I-16
        FUNDAMENTALS OF FIXED INCOME INVESTING....... I-17
        IMPLEMENTATION OF POLICIES AND RISKS......... I-21
        ABOUT THE FUNDS.............................. I-31
        SHAREHOLDER MANUAL........................... II-1
        APPENDIX A...................................  A-1
        APPENDIX B...................................  B-1

   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Strong Cash Management Funds. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

                             ---------------------

                               PROSPECTUS PAGE I-3

                                    EXPENSES

   The following information is provided in order to help you understand the various costs and expenses that you, as an investor in the Funds, will bear directly or indirectly.

                        SHAREHOLDER TRANSACTION EXPENSES

            Sales Load Imposed on Purchases............. NONE
            Sales Load Imposed on Reinvested
              Dividends................................. NONE
            Deferred Sales Load......................... NONE
            Redemption Fees............................. NONE*
            Exchange Fees............................... NONE*
            Check-Writing Fees.......................... NONE*

-------------------------------------------------------------------------------
* The Heritage Money Fund charges a fee of $3.00 for each redemption, exchange, and check written against your account. However, these transaction fees are waived if your account balance at the time of the transaction is $100,000 or more.

   There are certain charges associated with certain special shareholder services offered by the Funds. Additionally, purchases and redemptions may also be made through broker-dealers or others who may charge a commission or other transaction fee for their services. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")

                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)
-------------------------------------------------------------------------------

                             Management        Other       12b-1    Total Operating
          Fund                  Fees         Expenses      Fees         Expenses
-----------------------------------------------------------------------------------
Treasury Money                    .40%          .37%       NONE            .77%
Heritage Money                    .50           .09        NONE           .45*
Municipal Money                   .50           .14        NONE            .64
Municipal Advantage               .60           .33        NONE           .60*
Advantage                         .60           .22        NONE            .82

--------------------------------------------------------------------------------

* Total Operating Expenses reflects the Advisor's waiver of management fees and absorptions as described below. Without such waivers and absorptions, the total operating expenses of the Heritage Money Fund would have been .59% and of the Municipal Advantage Fund would have been .93%.

   From time to time, the Funds' investment advisor, Strong Capital Management, Inc. (the "Advisor"), may voluntarily waive its management fee and/or absorb certain expenses for a Fund. The expenses specified in the table above for the Advantage Fund are based on actual expenses incurred during the year ended December 31, 1994. The Advisor waived a portion of its management fee

                             ---------------------

                               PROSPECTUS PAGE I-4
and absorbed certain expenses for the Treasury Money and Municipal Money
Funds during 1994. Therefore, the Other Expenses for the Treasury Money and Municipal Money Funds have been restated for the fiscal year ended December 31, 1994 to include such management fees and/or expenses. The actual Total Operating Expenses incurred for the above stated periods for the Treasury Money and Municipal Money Funds after waivers and absorptions were 0.24% and 0.63%, respectively. Since the Heritage Money and Municipal Advantage Funds are new and did not commence operations until June 29, 1995, and November 30, 1995, respectively, Other Expenses have been estimated.
   THE ADVISOR HAS AGREED TO VOLUNTARILY WAIVE THE ADVISOR'S MANAGEMENT FEE AND ABSORB OPERATING EXPENSES TO THE EXTENT NECESSARY TO MAINTAIN THE HERITAGE MONEY FUND'S TOTAL OPERATING EXPENSES AT NO MORE THAN .45% FROM JANUARY 1, 1996 UNTIL JANUARY 1, 1999, AND THE MUNICIPAL ADVANTAGE FUND'S TOTAL OPERATING EXPENSES AT NO MORE THAN .60% FROM NOVEMBER 30, 1995 UNTIL NOVEMBER 30, 1997. The absorption of the Heritage Money and Municipal Advantage Funds' Other Expenses does not include taxes, interest charges, brokerage commissions, and similar fees, and to the extent required, extraordinary expenses. For additional information concerning fees and expenses, see "About the Funds - Management."

   EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

----------------------------------------------------------------------------

                                       Period (in years)
           Fund                1       3       5       10
----------------------------------------------------------------------------
Treasury Money                $ 8     $25     $43     $ 95
Heritage Money                  6      19       -        -
Municipal Money                 7      20      36       80
Municipal Advantage             9      30       -        -
Advantage                       8      26      46      101

----------------------------------------------------------------------------

   The Example is based on each Fund's "Total Operating Expenses" before any waivers and absorptions, as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of a Fund's shares.

                             ---------------------

                               PROSPECTUS PAGE I-5

                           FINANCIAL HIGHLIGHTS

   The following annual Financial Highlights for the Treasury Money, Municipal Money and Advantage Funds have been audited by Coopers & Lybrand L.L.P., independent certified public accountants. Their report for the fiscal year ended December 31, 1994 for each of these Funds is included in the Annual Report of each such Fund which is contained in the Statement of Additional Information. The Financial Highlights for each of these Funds should be read in conjunction with the Financial Statements and related notes included in the Annual Report of each such Fund. Additional information about each Fund's performance is contained in such Annual Report, a copy of which may be obtained without charge by calling or writing Strong Funds. Financial Highlights are not presented for the Municipal Advantage Fund since the Fund is new and did not commence operations until November 30, 1995.

                             ---------------------

                               PROSPECTUS PAGE I-6

  The following presents information relating to a share of capital stock of each of the Funds (except the Municipal Advantage Fund), outstanding for the entire period.


                                                                         STRONG U.S. TREASURY
                                                                              MONEY FUND                         STRONG HERITAGE
                                                                                                                   MONEY FUND
                                                             1994          1993          1992         1991           1995**
                                                          ----------    ----------    ----------    --------       ----------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                                $   1.00      $   1.00      $   1.00     $  1.00         $    1.00
  Net Investment Income                                        0.04          0.03          0.04        0.06              0.03
  Dividends From Net
    Investment Income                                         (0.04)        (0.03)        (0.04)      (0.06 )           (0.03)
                                                          ----------    ----------    ----------    --------          -------
NET ASSET VALUE, END OF PERIOD                             $   1.00      $   1.00      $   1.00     $  1.00         $    1.00
                                                          ==========    ==========    ==========    ========          =======
Total Return                                                  +3.8%         +2.9%         +3.7%       +5.8%             +2.6%
Net Assets, End of Period (In Thousands)                   $ 67,527      $ 41,851      $ 29,390     $20,431         $ 640,589
Ratio of Expenses to Average
  Net Assets                                                   0.2%          0.2%          0.3%        0.3%             0.0%*
Ratio of Expenses to Average Net Assets Without Waivers
  and Absorptions                                              0.8%          1.0%          0.9%        1.0%             0.4%*
Ratio of Net Investment Income to Average Net Assets           3.8%          2.9%          3.6%        5.4%             6.0%*

 * Calculated on an annualized basis.
** For the period from June 29, 1995 (inception) to November 30, 1995. Total return is not annualized.

                             ---------------------

                               PROSPECTUS PAGE I-7

                                                               STRONG MUNICIPAL MONEY MARKET FUND
                                  1994         1993         1992        1991       1990       1989      1988      1987     1986**
                                ---------    --------     --------     ------     ------     -------   -------   -------  --------
NET ASSET VALUE, BEGINNING OF
  PERIOD                       $     1.00   $     1.00   $     1.00   $   1.00   $   1.00   $  1.00    $  1.00   $  1.00   $1.00
  Net Investment Income              0.03         0.02         0.03       0.05       0.06      0.06       0.05      0.05    0.01
  Dividends from Net
    Investment Income***            (0.03)       (0.02)       (0.03)     (0.05)     (0.06)    (0.06 )    (0.05)    (0.05)  (0.01 )
                               ----------   ----------   ----------   --------   --------   -------    -------   -------   ------
NET ASSET VALUE, END OF
  PERIOD                       $     1.00   $     1.00   $     1.00   $   1.00   $   1.00   $  1.00    $  1.00   $  1.00   $1.00
                               ==========   ==========   ==========   ========   ========   =======    =======   =======   ======
Total Return                        +2.9%        +2.5%        +3.4%      +5.2%      +6.1%     +6.1%      +5.2%     +4.7%   +0.7%
Net Assets, End of Period (In
  Thousands)                   $1,260,617   $1,172,560   $1,105,491   $782,482   $218,205   $73,802    $77,465   $59,085   $2,401
Ratio of Expenses to Average
  Net Assets                         0.6%         0.7%         0.7%       0.7%       0.8%      0.9%       0.8%      0.6%    0.5% *
Ratio of Expenses to Average
  Net Assets Without Waivers         0.6%         0.7%         0.7%       0.7%       0.8%      0.9%       0.8%      1.0%    0.5% *
Ratio of Net Investment
  Income to Average Net
  Assets                             2.9%         2.5%         3.3%       5.0%       6.0%      5.9%       5.0%      4.7%    3.7% *

  *Calculated on an annualized basis.
 **Inception date is October 23, 1986. Total return is not annualized. ***Tax-exempt for regular Federal income tax purposes.

                             ---------------------

                               PROSPECTUS PAGE I-8

           ---------------------------------------------------------------------

                                                                              STRONG ADVANTAGE FUND
                                                    1994         1993         1992        1991       1990       1989      1988**
                                                 ----------   ----------   ----------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD              $  10.19     $  10.01     $   9.90    $   9.67   $   9.87   $  10.00   $   9.99
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------
  Net Investment Income                               0.55         0.59         0.70        0.76       0.83       1.03       0.09
  Net Realized and Unrealized Gains (Losses) on
    Investments                                      (0.19)        0.18         0.11        0.23      (0.20)     (0.13)      0.01
                                                  --------     --------     --------    --------   --------   --------    -------
TOTAL FROM INVESTMENT OPERATIONS                      0.36         0.77         0.81        0.99       0.63       0.90       0.10
LESS DISTRIBUTIONS
-------------------------------------------------
  From Net Investment Income                         (0.55)       (0.59)       (0.70)      (0.76)     (0.83)     (1.03)     (0.09)
  In Excess of Net Realized Gains                    (0.02)          --           --          --         --         --         --
                                                  --------     --------     --------    --------   --------   --------    -------
TOTAL DISTRIBUTIONS                                  (0.57)       (0.59)       (0.70)      (0.76)     (0.83)     (1.03)     (0.09)
                                                  --------     --------     --------    --------   --------   --------    -------
NET ASSET VALUE, END OF PERIOD                    $   9.98     $  10.19     $  10.01    $   9.90   $   9.67   $   9.87   $  10.00
                                                  ========     ========     ========    ========   ========   ========    =======
Total Return                                         +3.6%        +7.9%        +8.4%      +10.6%      +6.6%      +9.4%      +1.0%
Net Assets, End of Period (In Thousands)          $910,508     $415,465     $272,348    $143,215   $119,189   $142,807   $  7,544
Ratio of Expenses to Average Net Assets               0.8%         0.9%         1.0%        1.2%       1.2%       1.1%       1.1%*
Ratio of Expenses to Average Net Assets Without
  Waivers                                             0.8%         0.9%         1.0%        1.2%       1.2%       1.2%       1.7%*
Ratio of Net Investment Income to Average Net
  Assets                                              5.6%         5.8%         7.0%        7.8%       8.5%      10.0%      11.1%*
Portfolio Turnover Rate                             221.0%       304.8%       316.1%      503.0%     274.1%     211.3%     231.8%*

 *
Calculated on an annualized basis.

**
Inception date is November 25, 1988. Total return is not annualized.

                             ---------------------

                               PROSPECTUS PAGE I-9

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES

   Each Fund has distinct investment objectives and policies. Each Fund seeks to provide income consistent with its maturity, quality, and other standards as set forth under "Investment Objectives and Policies."

IMPLEMENTATION OF POLICIES AND RISKS

   While the Treasury Money, Heritage Money and Municipal Money Funds may not engage in derivative transactions, the Municipal Advantage and Advantage Funds may engage in such transactions, including options, futures, and options on futures transactions within specified limits. Each Fund may invest in when-issued securities, illiquid securities, and except for the Treasury Money Fund, repurchase agreements. In addition, the Heritage Money and Advantage Funds may also invest in foreign securities. Each Fund, except the Treasury Money, Heritage Money, and Municipal Money Funds, may engage in reverse repurchase agreements and, except for the Treasury Money Fund, may also engage in mortgage dollar-roll transactions. The Municipal Advantage and Advantage Funds may invest a portion of their assets in junk bonds. These investment practices involve risks that are different in some respects from those associated with similar funds that do not use them. (See "Implementation of Policies and Risks" and "Fundamentals of Fixed Income Investing - Credit Quality.")

MANAGEMENT

   The Advisor, Strong Capital Management, Inc., serves as investment advisor to the Funds. The Advisor provides investment management services for mutual funds and other investment portfolios representing assets of over $15 billion. (See "About the Funds - Management.")

PURCHASE AND REDEMPTION OF SHARES

   You may purchase or redeem shares of a Fund at net asset value. There are no 12b-1 charges and, with the exception of the Heritage Money Fund, no redemption fees. The Treasury Money, Heritage Money, and Municipal Money Funds seek to maintain stable net asset values of $1.00 per share. The net asset values of the Municipal Advantage and Advantage Funds change daily with the value of each Fund's portfolio. You can locate the net asset value for a Fund in newspaper listings of mutual fund prices under the "Strong

                             ----------------------

                              PROSPECTUS PAGE I-10

Funds" heading. (See "Shareholder Manual - How to Buy Shares" and "- How to Sell Shares.")

SHAREHOLDER SERVICES

   Shareholder benefits provided by each Fund include: telephone purchase, exchange, and redemption privileges; professional representatives available 24 hours a day; automatic investment, automatic dividend reinvestment, payroll direct deposit, automatic exchange and systematic withdrawal plans; and, with the exception of the Heritage Money Fund, free check writing and a no-minimum investment program. (See "Shareholder Manual - Shareholder Services.")

DIVIDENDS AND OTHER DISTRIBUTIONS

   The policy of each Fund is to pay dividends from net investment income monthly and to distribute substantially all net realized capital gains annually. (See "About the Funds - Distributions and Taxes.")

                       INVESTMENT OBJECTIVES AND POLICIES

   The descriptions that follow are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Funds or by investing in one of the other Strong Funds, which are described in separate prospectuses. Each Cash Management Fund's investment objective is discussed below in connection with the Fund's investment policies. Because of the risks inherent in all investments, there can be no assurance that the Funds will meet their objectives.
   Each Fund's return and risk potential depends in part on the maturity and credit-quality characteristics of the underlying investments in its portfolio. In general, longer-maturity fixed income securities carry higher yields and greater price volatility than shorter-term fixed income securities. Similarly, fixed income securities issued by less creditworthy entities tend to carry higher yields than those with higher credit ratings. (See "Fundamentals of Fixed Income Investing" for a more detailed discussion of the principles and risks associated with fixed income securities.)

                             ----------------------

                              PROSPECTUS PAGE I-11

COMPARING THE FUNDS

   The following chart is intended to help distinguish the Funds and help you determine their suitability for your investments.

                  AVERAGE            CREDIT          INCOME      DEGREE OF SHARE-
    FUND         MATURITY           QUALITY        POTENTIAL    PRICE FLUCTUATION
----------------------------------------------------------------------------
TREASURY       90 days            Treasury         Low          Stable, but not
MONEY          or less                                          guaranteed
----------------------------------------------------------------------------
HERITAGE       90 days            Two highest      Low          Stable, but not
MONEY          or less                                          guaranteed
----------------------------------------------------------------------------
MUNICIPAL      90 days            Two highest      Low          Stable, but not
MONEY          or less                                          guaranteed
----------------------------------------------------------------------------
MUNICIPAL      1 year or          At least 90%     Low to       Very low
ADVANTAGE      less               investment       moderate
                                  grade*
----------------------------------------------------------------------------
ADVANTAGE      1 year or          At least 75%     Low to       Very low
               less               investment       moderate
                                  grade*
----------------------------------------------------------------------------

*The Advantage Fund and the Municipal Advantage Fund may invest up to 25% and 10%, respectively, of their assets in junk bonds rated BB by S&P.

   The Municipal Money and Municipal Advantage Funds are designed for investors whose income-tax levels enable them to benefit from tax-exempt income. In general, neither of these Funds is an appropriate investment for tax-deferred retirement plans, such as Individual Retirement Accounts.
   Each Fund has adopted certain fundamental investment restrictions that are set forth in the Funds' Statement of Additional Information ("SAI"). Those restrictions, each Fund's investment objective, and any other investment policies identified as "fundamental" cannot be changed without shareholder approval. To further guide investment activities, each Fund has also instituted a number of non-fundamental operating policies, which are described in this Prospectus and in the SAI. Although operating policies may be changed by a Fund's Board of Directors without shareholder approval, a Fund will promptly notify shareholders of any material change in operating policies.

                             ----------------------

                              PROSPECTUS PAGE I-12

STRONG U.S. TREASURY MONEY FUND

   The Treasury Money Fund seeks current income, a stable share price, and daily liquidity. The Fund invests only in securities issued directly by the U.S. government.
   The Fund is designed for investors who seek money market yields through investments in the highest-quality U.S. government securities, with no anticipated fluctuations in principal. Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's returns, and dividend income alone will provide its entire investment return. All money market instruments, even the highest-quality U.S. government securities, can change in value for a number of reasons, including when interest rates change dramatically. THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. An investment in the Fund is neither insured nor guaranteed by the U.S. government.
   The Fund invests in a diversified portfolio of the highest-quality, U.S. government securities; that is, those issued directly by the U.S. Treasury department. These securities include:
    (i) Treasury bills, which have initial maturities of one year or less;
    (ii) Treasury notes, which have initial maturities of between one and ten years; and
   (iii) Treasury bonds, which have initial maturities of ten years or more.
   All U.S. Treasury securities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Please note, however, that the government guarantee does not apply to the market value of the securities or to the share price of the Fund.
   The Fund further limits its investments to instruments that meet the maturity and quality standards required or permitted by Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") for money market funds. Accordingly, the Fund buys only securities with remaining maturities of thirteen months or less and maintains an average portfolio maturity of ninety days or less.
   Under federal law, the interest income earned from U.S. Treasury securities is exempt from state and local taxes. All states allow mutual funds to "pass through" that exemption to their shareholders, although there are conditions to this treatment in some states. Because the requirements vary by state, you should consult the instructions to your state's income tax return or a qualified tax adviser to determine whether you may be able to exclude the Fund's distributions from your state and local taxable income. (See "About the Funds - Distributions and Taxes.")

                             ----------------------

                              PROSPECTUS PAGE I-13

STRONG HERITAGE MONEY FUND

   The Heritage Money Fund seeks current income, a stable share price, and daily liquidity. The Fund invests in corporate, bank, and government instruments that present minimal credit risk.
   The Fund is designed for investors who are willing to maintain a balance of at least $25,000 in order to pursue higher yields from lower expenses and to gain greater control over their transaction costs. Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's returns, and dividend income alone will provide its entire investment return. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. An investment in the Fund is neither insured nor guaranteed by the U.S. government.
   The Fund invests in a combination of bank, corporate, and government obligations that present minimal credit risks. Like the Treasury Money Fund, the Fund restricts its investments to instruments that meet the maturity and quality standards required or permitted by Rule 2a-7 under the 1940 Act for money market funds. Accordingly, the Fund:
    (i) limits its average portfolio maturity to ninety days or less;
    (ii) buys only securities with remaining maturities of thirteen months or less; and
   (iii) buys only U.S. dollar-denominated securities that present minimal credit risk and are "high quality," as described below.
   The Fund invests only in high-quality securities. Accordingly, the Fund will invest at least 95% of its total assets in "first-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or, if unrated, are determined by the Advisor to be of comparable quality. The balance of the Fund, up to 5% of its total assets, may be invested in securities that are considered "second-tier" securities, generally defined as those securities that, at the time of acquisition, are rated in the second-highest rating category or are determined by the Advisor to be of comparable quality. (See "Fundamentals of Fixed Income Investing - Credit Quality.")

STRONG MUNICIPAL MONEY MARKET FUND

   The Municipal Money Fund seeks federally tax-exempt current income, a stable share price, and daily liquidity.
   The Fund is designed for investors who seek income exempt from federal income taxes with no anticipated fluctuations in principal. Because the Fund seeks to maintain a constant net asset value of $1.00 per share, capital appreciation is not expected to play a role in the Fund's returns, and dividend income

                             ----------------------

                              PROSPECTUS PAGE I-14
alone will provide its entire investment return. All money market instruments, including high-quality municipal obligations, can change in value when interest rates or an issuer's creditworthiness changes significantly. THE FUND CANNOT GUARANTEE THAT IT WILL ALWAYS BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. An investment in the Fund is neither insured nor guaranteed by the U.S. government.
   The Fund invests in a diversified portfolio of high-quality, short-term municipal obligations. (See "Implementation of Policies and Risks - Municipal Obligations.") The Fund restricts its investments to instruments that meet certain maturity and quality standards required or permitted by Rule 2a-7 under the 1940 Act for tax-exempt money market funds. Accordingly, the Fund:
    (i) limits its average portfolio maturity to ninety days or less;
    (ii) buys only obligations with remaining maturities of thirteen months or less; and
   (iii) buys only U.S. dollar-denominated obligations that present minimal credit risks and are "high quality," meaning they are rated in one of the top two rating categories by at least one NRSRO or are unrated and determined by the Advisor to be of comparable quality. (See "Fundamentals of Fixed Income Investing - Credit Quality.")
   As a fundamental policy at least 80% of the Fund's net assets will be invested in municipal securities under normal market conditions. (See "Implementation of Policies and Risks - Debt Obligations - Municipal Obligations.") Generally, municipal obligations are those whose interest is exempt from federal income tax. The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For taxpayers who are subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. Accordingly, the Fund's net return may be lower for those taxpayers. (Consult with your tax adviser to determine whether you are subject to the AMT, and see "About the Funds - Distributions and Taxes" for more information.) The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed income securities. When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed income securities.

STRONG MUNICIPAL ADVANTAGE FUND

   The Municipal Advantage Fund seeks federally tax-exempt current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra short-term, investment-grade municipal obligations.
   The Fund is designed for investors who seek higher tax-exempt yields than municipal money market funds generally offer and who are willing to accept some modest principal fluctuation in order to achieve that objective. BECAUSE

                             ----------------------

                              PROSPECTUS PAGE I-15

ITS SHARE PRICE WILL VARY, THE FUND IS NOT AN APPROPRIATE INVESTMENT FOR THOSE WHOSE PRIMARY OBJECTIVE IS ABSOLUTE PRINCIPAL STABILITY. The Fund's investments include a combination of high-quality money market instruments, as well as securities with longer maturities and debt obligations of lower quality. Under normal market conditions, it is anticipated that the Fund will maintain an average effective portfolio maturity of one year or less. There is no maturity limit on any individual bond in the Fund's portfolio. When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed income securities.
   Under normal market conditions, the Fund will invest at least 90%, but expects to invest at least 95% of its net assets in investment-grade debt obligations, which generally include a range of obligations from those in the highest rating category to those in the fourth-highest rating category (e.g., BBB or higher by Standard & Poor's Ratings Group or "S&P"). However, the Fund may invest up to 10% of its net assets in non-investment-grade debt obligations that are rated in the fifth-highest rating category (e.g., BB by S&P) or unrated securities of comparable quality. BB securities compose the tier immediately below investment-grade and are considered the least speculative non-investment-grade security. (See "Fundamentals of Fixed Income Investing - Credit Quality.")
   As a fundamental policy at least 80% of the Fund's net assets will be invested in municipal securities under normal market conditions. (See "Implementation of Policies and Risks - Debt Obligations - Municipal Obligations.") Generally, municipal obligations are those whose interest is exempt from federal income tax. The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For taxpayers who are subject to the AMT, a substantial portion of the Fund's distributions may not be exempt from federal income tax. Accordingly, the Fund's net return may be lower for those taxpayers. (Consult with your tax adviser to determine whether you are subject to the AMT, and see "About the Fund - Distributions and Taxes" for more information.) The Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed income securities. The Fund may invest in taxable bonds to take advantage of capital gain opportunities.

STRONG ADVANTAGE FUND

   The Advantage Fund seeks current income with a very low degree of share-price fluctuation. The Fund invests primarily in ultra short-term investment-grade debt obligations.
   The Fund is designed for investors who seek higher yields than money market funds generally offer and who are willing to accept some modest

                             ----------------------

                              PROSPECTUS PAGE I-16
principal fluctuation in order to achieve that objective. BECAUSE ITS SHARE PRICE WILL VARY, THE FUND IS NOT AN APPROPRIATE INVESTMENT FOR THOSE WHOSE PRIMARY OBJECTIVE IS ABSOLUTE PRINCIPAL STABILITY. The Fund's investments include a combination of high-quality money market instruments, as well as securities with longer maturities and debt obligations of lower quality. Under normal market conditions, it is anticipated that the Fund will maintain an average effective portfolio maturity of one year or less. There is no maturity limit on any individual bond in the Fund's portfolio. When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed income securities.
   Under normal market conditions, at least 75% of the Fund's total assets will be invested in investment-grade debt obligations, which generally include a range of obligations from those in the highest rating category to those rated in the fourth-highest rating category (e.g., BBB or higher by S&P). The Fund may also invest up to 25% of its total assets in non-investment-grade debt obligations that are rated in the fifth-highest rating category (e.g., BB by S&P) or unrated securities of comparable quality. In general, non-investment-grade securities are regarded as predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal. However, because these securities compose the tier immediately below investment-grade, they are considered the least speculative non-investment-grade securities. (See "Fundamentals of Fixed Income Investing - Credit Quality.")

                                FUNDAMENTALS OF
                             FIXED INCOME INVESTING

   The Funds may invest in a wide variety of debt obligations and other securities. See "Implementation of Policies and Risks - Debt Obligations."
   Issuers of debt obligations have a contractual obligation to pay interest at a specified rate ("coupon rate") on specified dates and to repay principal ("face value" or "par value") on a specified maturity date. Certain debt obligations, including municipal obligations, (usually intermediate- and long-term obligations) have provisions that allow the issuer to redeem or "call" the obligation before its maturity. Issuers are most likely to call such obligations during periods of falling interest rates. As a result, a Fund may be required to invest the unanticipated proceeds of the called obligations at lower interest rates, which may cause the Fund's income to decline.
   Although the net asset values of the Municipal Advantage and Advantage Funds are expected to fluctuate, the Advisor actively manages each Fund's portfolio and adjusts its average effective portfolio maturity according to the Advisor's interest rate outlook while seeking to avoid or reduce, to the extent possible, any negative changes in net asset value. The Treasury Money, Heritage Money and Municipal Money Funds each seek to maintain a stable net asset value of $1.00 per share.

                             ----------------------

                              PROSPECTUS PAGE I-17

PRICE VOLATILITY

   The market value of debt obligations, including municipal obligations, is affected by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines. A fund portfolio consisting primarily of debt obligations will react similarly to changes in interest rates.

MATURITY

   In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.
   A Fund's average portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that (i) variable-rate securities are deemed to mature at the next interest rate adjustment date, (ii) debt securities with put features are deemed to mature at the next put-exercise date, (iii) the maturity of mortgage-backed securities is determined on an "expected life" basis, as determined by the Advisor, and (iv) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. The Treasury Money, Heritage Money and Municipal Money Funds will calculate average portfolio maturity in accordance with Rule 2a-7 under the 1940 Act.
   A Fund's average "effective portfolio maturity" will be calculated in nearly the same manner as average portfolio maturity, which is explained above. However, for the purpose of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Advisor may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other appropriate factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

                             ----------------------

                              PROSPECTUS PAGE I-18

CREDIT QUALITY

   The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.
   In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of NRSROs. "Appendix A - Ratings of Debt Obligations" presents the ratings of three well-known such organizations: S&P, Moody's Investors Service, Inc., and Fitch Investors Service, Inc.

   INVESTMENT-GRADE DEBT OBLIGATIONS. Debt obligations rated in the highest-through the medium-quality categories are commonly referred to as "investment-grade" debt obligations and include the following:

- U.S. government securities (See "Implementation of Policies and Risks - Debt Obligations" below);
- bonds or bank obligations rated in one of the four highest rating categories (e.g., BBB or higher by S&P);
- short-term notes rated in one of the two highest rating categories (e.g., SP-2 or higher by S&P);
- short-term bank obligations rated in one of the three highest rating categories (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;
- commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P);
- unrated debt obligations determined by the Advisor to be of comparable quality; and
- repurchase agreements involving investment-grade debt obligations.

   Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium-quality debt obligations (e.g., BBB by S&P), while considered investment-grade, may have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.
   All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Advisor to consider what action, if any, a Fund should take consistent with its investment objective, and with respect to the Treasury Money, Heritage Money and Municipal Money Funds, Rule 2a-7 under the 1940 Act.

                             ----------------------

                              PROSPECTUS PAGE I-19

   HIGH-YIELD (HIGH-RISK) SECURITIES. High-yield (high-risk) securities, also referred to as "junk bonds," are those securities that are rated lower than investment-grade and unrated securities of comparable quality. Although these securities generally offer higher yields than investment-grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include:

- substantial market-price volatility resulting from changes in interest rates, changes in or uncertainty about economic conditions, and changes in the actual or perceived ability of the issuer to meet its obligations;
- greater sensitivity of highly leveraged issuers to adverse economic changes and individual-issuer developments;
- subordination to the prior claims of other creditors;
- additional Congressional attempts to restrict the use or limit the tax and other advantages of these securities; and
- adverse publicity and changing investor perceptions about these securities.

   As with any other asset in a Fund's portfolio, any reduction in the value of such securities as a result of the factors listed above would be reflected in the net asset value of the Fund. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield (high-risk) securities will be more dependent on the Advisor's credit analysis than generally would be the case with investments in investment-grade securities.
   The market for high-yield (high-risk) securities initially grew during a period of economic expansion and has experienced mixed results thereafter. It is uncertain how the high-yield market will perform during a prolonged period of rising interest rates. A prolonged economic downturn or a prolonged period of rising interest rates could adversely affect the market for these securities, increase their volatility, and reduce their value and liquidity. In addition, lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. If market quotations are not available, these securities will be valued in accordance with procedures established by a Fund's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.
   See Appendix B for information concerning the credit quality of the Advantage Fund's investments in 1994.

                             ----------------------

                              PROSPECTUS PAGE I-20

                      IMPLEMENTATION OF POLICIES AND RISKS

   In addition to the investment policies described above (and subject to certain restrictions described below), the Funds may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Funds' SAI.

DEBT OBLIGATIONS

   The Treasury Money Fund limits its investments to direct debt obligations of the U.S. government that meet the requirements of Rule 2a-7 under the 1940 Act. The Heritage Money Fund limits its investments to corporate, bank, and government debt obligations that meet the requirements of Rule 2a-7 under the 1940 Act. The Municipal Money Fund generally limits its investments to municipal obligations that meet the requirements of Rule 2a-7 under the 1940 Act. The Municipal Advantage and the Advantage Funds generally invest in any type of debt obligation consistent with the Funds' investment objectives and policies. For additional information, see "Investment Objectives and Policies."

   TYPES OF DEBT OBLIGATIONS. Debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic and foreign banks and their subsidiaries and branches, and domestic savings and loan associations (in amounts in excess of the insurance coverage (currently $100,000 per account) provided by the Federal Deposit Insurance Corporation);
(iii) commercial paper (including variable-amount master demand notes); (iv) repurchase agreements; (v) loan interests; (vi) foreign debt obligations issued by foreign issuers traded either in foreign markets or in domestic markets through depositary receipts; (vii) convertible securities - debt obligations of corporations convertible into or exchangeable for equity securities or debt obligations that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (viii) preferred stocks - securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets; (ix) U.S. government securities; (x) mortgage-backed securities, collateralized mortgage obligations, and similar securities; and (xi) municipal obligations.

   GOVERNMENT SECURITIES. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury

                             ----------------------

                              PROSPECTUS PAGE I-21
bills, notes, and bonds. Securities issued or guaranteed by government agencies or instrumentalities include the following:

- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

   MORTGAGE- AND ASSET-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement, such as letters of credit, reserve funds, overcollateralization, and guarantees by third parties.
   Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal

                             ----------------------

                              PROSPECTUS PAGE I-22
and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.
   The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.
   Stripped mortgage- or asset-backed securities receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest-only ("IO") and principal-only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

   LOAN INTERESTS. Loan interests are interests in amounts owed by a corporate, governmental or other borrower to lenders or lending syndicates. Loan interests purchased by a Fund may have a maturity of any number of days or years, and may be secured or unsecured. Loan interests, which may take the form of participation interests in, assignments of, or notations of a loan, may be acquired from U.S. and foreign banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from the holders of loan interests. Loan interests involve the risk of loss in case of default or bankruptcy of the borrower and, in the case of participation interests, involve a risk of insolvency of the agent lending bank or other financial intermediary. Loan interests are not rated by any NRSROs and are, at present, not readily marketable and may be subject to contractual restrictions on resale.

                             ----------------------

                              PROSPECTUS PAGE I-23

MUNICIPAL OBLIGATIONS

   IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, municipal lease obligations, and mortgage-backed bonds.

   BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Municipal obligations include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of a Fund determines that an investment in any such type of obligation is consistent with that Fund's investment objective.

   LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. A Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. (See "Participation Interests" below.) Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for, appropriate, and make payments due under the obligation. Certain municipal leases may, however, contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

                             ----------------------

                              PROSPECTUS PAGE I-24

   MORTGAGE-BACKED BONDS. A Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. A Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. A Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that a Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

FOREIGN SECURITIES AND CURRENCIES

   The Heritage Money and Advantage Funds each may invest up to 25% of their total assets directly in foreign securities. The Advantage Fund may also invest in foreign securities through depositary receipts without regard to this limitation. However, the Advisor currently intends to invest not more than 25% of a Fund's total assets in foreign securities, including both direct investments and investments made through depositary receipts. Depositary receipts are generally issued by banks or trust companies and evidence ownership of underlying foreign securities. In accordance with Rule 2a-7 under the 1940 Act, the Heritage Money Fund will limit its investments in foreign securities to those denominated in U.S. dollars.
   Foreign investments involve special risks, including:

- expropriation, confiscatory taxation, and withholding taxes on dividends and interest;
- less extensive regulation of foreign brokers, securities markets, and issuers;
- less publicly available information and different accounting standards;
- costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets, and difficulty of enforcing obligations in other countries; and
- diplomatic developments and political or social instability.

   Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Funds generally invest only in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities

                             ----------------------

                              PROSPECTUS PAGE I-25
may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.
   Because the Advantage Fund invests in foreign securities which are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other political and economic conditions.
   The Advantage Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or any other lawful purpose. (See "Derivative Instruments.")

REPURCHASE AGREEMENTS

   Each Fund, other than the Treasury Money Fund, may enter into repurchase agreements with certain banks and non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. A Fund may enter into repurchase agreements with respect to any security in which it may invest. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

DERIVATIVE INSTRUMENTS

   The Advantage and Municipal Advantage Funds may use derivative instruments for any lawful purpose consistent with their respective investment objectives, such as hedging or managing risk but not for speculation. Derivative instruments are securities or agreements whose value is derived from the

                             ----------------------

                              PROSPECTUS PAGE I-26
value of some underlying asset, for example, securities, reference indexes, or commodities. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or options contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. In addition to options, futures, and options on futures transactions, derivative transactions may include short sales against the box, in which a Fund sells a security it owns for delivery at a future date; swaps, in which the two parties agree to exchange a series of cash flows in the future, such as interest-rate payments; interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" and interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor." With respect to the Advantage Fund only, derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.
   Derivative instruments may be exchange-traded or traded in over-the-counter transactions between private parties. Over-the-counter transactions are subject to the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. When required by SEC guidelines, a Fund will set aside permissible liquid assets or securities positions that substantially correlate to the market movements of the derivatives transaction in a segregated account to secure its obligations under derivative transactions. In order to maintain its required cover for a derivative transaction, a Fund may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.
   The successful use of derivative transactions by a Fund is dependent upon the Advisor's ability to correctly anticipate trends in the underlying asset. To the extent that a Fund is engaging in derivative transactions other than for hedging purposes, the Fund's successful use of such transactions is more dependent upon the Advisor's ability to correctly anticipate such trends, since losses in these transactions may not be offset by gains in the Fund's portfolio

                             ----------------------

                              PROSPECTUS PAGE I-27
or by lower purchase prices for assets it intends to acquire. The Advisor's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to a Fund. Hedging transactions are also subject to risks. If the Advisor incorrectly anticipates trends in the underlying asset, a Fund may be in a worse position than if no hedging had occurred. In addition, there may be an imperfect correlation between a Fund's derivative transactions and the instruments being hedged.

WHEN-ISSUED SECURITIES

   Each Fund may invest without limitation in securities purchased on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows a Fund to lock in a fixed price or yield on a security it intends to purchase. However, when a Fund purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation.
   The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although a Fund may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless, after entering into the commitment, a sale appears desirable for investment reasons. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.

ILLIQUID SECURITIES

   The Advantage and Municipal Advantage Funds may each invest up to 15% of their net assets in illiquid securities. The Treasury Money, Heritage Money and Municipal Money Funds may each invest up to 10% of their respective net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities which may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be determined to be liquid under guidelines adopted by each Fund's Board of Directors.

                             ----------------------

                              PROSPECTUS PAGE I-28

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

   The Advantage Fund may invest without limitation and the Municipal Advantage Fund may invest up to 15% of its net assets in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of taxable zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, the Municipal Advantage and Advantage Funds may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

MORTGAGE DOLLAR-ROLLS AND REVERSE REPURCHASE AGREEMENTS

   Each Fund, other than the Treasury Money Fund, may enter into mortgage dollar-rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. When required by SEC guidelines, a Fund would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar-roll transactions may be considered a borrowing by the Funds.
   The Municipal Money, Municipal Advantage, and Advantage Funds may also engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by SEC guidelines, a Fund will set aside permissible liquid

                             ----------------------

                              PROSPECTUS PAGE I-29
assets in a segregated account to secure its obligation to repurchase the security.
   The mortgage dollar-rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar-roll or reverse repurchase agreement. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar-roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage. The Heritage Money and Municipal Money Funds only engage in transactions permissible under Rule 2a-7.

PARTICIPATION INTERESTS

   If a Fund may invest in municipal obligations, it may also invest in participation interests in municipal obligations without limitation. A participation interest gives a Fund an undivided interest in a municipal obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation. These instruments may have fixed, floating, or variable rates of interest. A Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be tax-exempt. If a Fund purchases unrated participation interests, the Board of Directors or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or guaranty of the selling institution. When determining whether such a participation interest meets a Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

STANDBY COMMITMENTS

   In order to facilitate portfolio liquidity, the Municipal Money and Municipal Advantage Funds may each acquire standby commitments from brokers, dealers, or banks with respect to securities in their respective portfolios. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor

                             ----------------------

                              PROSPECTUS PAGE I-30
reviews the creditworthiness of the brokers, dealers, and banks from which a Fund obtains standby commitments to evaluate those risks.

SECTOR CONCENTRATION

   From time to time, the Municipal Money and Municipal Advantage Funds may each invest 25% or more of their respective net assets in municipal obligations that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities. Such related sectors may include hospitals, retirement centers, pollution control, single-family housing, multiple-family housing, industrial development, utilities, education, and general obligation bonds. The Municipal Money and Municipal Advantage Funds also may invest 25% or more of their respective net assets in municipal obligations whose issuers are located in the same state.

PORTFOLIO TURNOVER

   The historical portfolio turnover rate for the Advantage Fund is listed under "Financial Highlights." The annual portfolio turnover rate indicates changes in a Fund's portfolio. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. High portfolio turnover in any year will result in the payment by a Fund of above average-amounts of transaction costs and could result in the payment by shareholders of above average-amounts of taxes on realized investment gains. The annual portfolio turnover rates for the Municipal Advantage and Advantage Funds are expected to be between 200% and 300%. However, each Fund's portfolio turnover rate may exceed 300% when the Advisor believes the anticipated benefits of short-term investments outweigh any increase in transaction costs or increase in capital gains. These rates should not be considered as limiting factors.

                                ABOUT THE FUNDS

MANAGEMENT

   The Board of Directors of each Fund is responsible for managing its business and affairs. Each of the Funds has entered into an investment advisory agreement (collectively the "Advisory Agreements") with Strong Capital Management, Inc. (the "Advisor"). Except for the management fee arrangements, the Advisory Agreements are substantially identical. Under the terms of these agreements, the Advisor manages each Fund's investments and business affairs subject to the supervision of each Fund's Board of Directors.

                             ----------------------

                              PROSPECTUS PAGE I-31

   ADVISOR. The Advisor began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans as well as mutual funds, several of which are funding vehicles for variable insurance products. As of October 31, 1995, the Advisor had over $15 billion under management. The Advisor's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of each Fund, is the controlling shareholder of the Advisor.
   As compensation for its services, each Fund pays the Advisor a monthly management fee based on a percentage of each Fund's average daily net asset value. The annual rates are as follows: Treasury Money Fund, .40%; Heritage Money and Municipal Money Funds, .50%; and Municipal Advantage and Advantage Funds, .60%. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower a Fund's overall expense ratio and increase a Fund's overall return to investors.
   Except for expenses assumed by the Advisor or Strong Funds Distributors, Inc., each Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for a Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

   PORTFOLIO MANAGERS. The following individuals serve as portfolio managers for the five Strong Cash Management Funds.

                        STRONG U.S. TREASURY MONEY FUND
                           STRONG HERITAGE MONEY FUND

   JAY N. MUELLER. Mr. Mueller joined the Advisor in September 1991 as a securities analyst and portfolio manager. For four years prior to that, he was a securities analyst and portfolio manager with R. Meeder & Associates of Dublin, Ohio. Mr. Mueller received his bachelor's degree in economics in 1982 from the University of Chicago. Mr. Mueller is also a Chartered Financial Analyst. He has managed the Strong Treasury Money Fund since September 1991, and the Strong Heritage Money Fund since its inception in June 1995.

                             ----------------------

                              PROSPECTUS PAGE I-32

Mr. Mueller also manages the Strong Money Market and Strong Institutional Money Funds.

                       STRONG MUNICIPAL MONEY MARKET FUND
                        STRONG MUNICIPAL ADVANTAGE FUND

   STEVEN D. HARROP. A Chartered Financial Analyst, Mr. Harrop joined the Advisor in 1991. Previously, he was employed by USAA Investment Management Company, where he co-managed a balanced fund and managed five tax-exempt funds. Mr. Harrop received his bachelor's degree from Brigham Young University in 1972 and his master's degree from Northwestern University in 1973. He has managed the Strong Municipal Money Market Fund since 1991, the Strong Municipal Advantage Fund since its inception in November 1995, and the Strong Short-Term Municipal Bond Fund since December 1995.

                             STRONG ADVANTAGE FUND

   JEFFREY A. KOCH. Mr. Koch joined the Advisor as a portfolio manager and securities analyst in June 1989. For a brief period prior to that, he was a market-maker clerk at Fossett Corporation, a clearing firm. Mr. Koch earned his M.B.A. in Finance at Washington University in St. Louis, Missouri in 1989. His undergraduate degree, awarded in 1987, is from the University of Minnesota-Morris. Mr. Koch is also a Chartered Financial Analyst. Mr. Koch co-managed the Strong Advantage Fund from 1991 until 1993, when he assumed sole management responsibility for the Fund. Mr. Koch also co-manages the Strong Corporate Bond Fund.

TRANSFER AND DIVIDEND-DISBURSING AGENT

   The Advisor, P.O. Box 2936, Milwaukee, Wisconsin 53201, also acts as dividend-disbursing agent and transfer agent for the Funds. The Advisor is compensated for its services based on an annual fee per account plus certain out-of-pocket expenses. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to those received and provided under the Advisory Agreements between the Advisor and the Funds.

DISTRIBUTOR

   Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of the Advisor, acts as distributor of the shares of the Funds.

                             ----------------------

                              PROSPECTUS PAGE I-33

ORGANIZATION

   SHAREHOLDER RIGHTS. The Treasury Money Fund is a series of common stock of Strong Income Funds, Inc., the Heritage Money Fund is a series of common stock of Strong Heritage Reserve Series, Inc., and the Municipal Money and Municipal Advantage Funds are both series of common stock of Strong Municipal Funds, Inc. Strong Income Funds, Inc., Strong Heritage Reserve Series, Inc., Strong Municipal Funds, Inc., and the Advantage Fund are each Wisconsin corporations authorized to issue shares of common stock and series and classes of shares of common stock. Each share of each Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the respective Fund and in the residual assets of the respective Fund in the event of liquidation. Certificates will be issued for shares held in your account only upon your written request. You will, however, have full shareholder rights whether or not you request certificates. Generally, the Funds will not hold annual meetings of shareholders unless required by the 1940 Act.

   SHAREHOLDER PRIVILEGES. The shareholders of each Fund may benefit from the privileges described in the "Shareholder Manual" (see page II-1). However, each Fund reserves the right, at any time and without prior notice, to suspend, limit, modify, or terminate any of these privileges or their use in any manner by any person or class.

DISTRIBUTIONS AND TAXES

   PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. You may elect to have all your dividends and capital gain distributions from a Fund, if any, automatically reinvested in additional shares of that Fund or in shares of another Strong Fund at the net asset value determined on the payment date. If you request in writing that your dividends and other distributions be paid in cash, a Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing Strong Funds. Strong Funds must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment.
   The policy of each Fund is to pay dividends from net investment income monthly and to distribute substantially all net realized capital gains, if any, and gains from foreign currency transactions, if any, annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains. Each Fund declares dividends on each day its net asset value is calculated, except the Treasury Money, Heritage Money, and Municipal Money Funds do not declare dividends on bank holidays. Income earned on weekends, holidays (including bank holidays for the Treasury

                             ----------------------

                              PROSPECTUS PAGE I-34

Money, Heritage Money, and Municipal Money Funds), and days on which net asset value is not calculated is declared as a dividend on the day on which a Fund's net asset value was most recently calculated.

   TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. You will be subject to federal income tax at ordinary income tax rates on any dividends you receive other than exempt-interest dividends declared by the Municipal Money and Municipal Advantage Funds as described below ("taxable distributions") that are derived from investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any). Distributions by the Municipal Advantage and Advantage Funds from net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.
   The Funds' taxable distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain taxable distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31. All state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. government obligations, although there are conditions to this treatment in some states. You will be notified annually of the percentage of a Fund's income that is derived from U.S. government securities.
   If a Fund's taxable distributions exceed its investment company taxable income and net capital gain in any year, as a result of currency-related losses or otherwise, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.
   With respect to the Municipal Money and Municipal Advantage Funds, if the Funds satisfy certain requirements described under "Taxes" in the SAI - which the Funds intend to continue to do - dividends paid by the Funds from the interest earned on municipal bonds will constitute "exempt-interest dividends" and will not be subject to federal income tax. However, the Funds may invest in municipal bonds the interest on which is a tax preference item for purposes of the alternative minimum tax. Exempt-interest dividends distributed to corporate shareholders also may be subject to the AMT regardless of the types of municipal bonds in which the Funds invest, depending on the corporation's tax status. Distributions by the Funds may be subject to state and local taxes, depending on the laws of your home state and locality. You will be subject to federal income tax at ordinary income rates on any income dividends you receive that are derived from interest on taxable securities or from net realized short-term capital gains.

                             ----------------------

                              PROSPECTUS PAGE I-35

   YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.

   SHARES SOLD OR EXCHANGED. With respect to the Municipal Advantage and Advantage Funds only, your redemption of shares of such Funds may result in taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the redeemed shares. Similar tax consequences generally will result from an exchange of shares of one of these Funds for shares of another Strong Fund. If you purchase shares of one of these Funds within thirty days before or after redeeming shares of the same Fund at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. In addition, if you redeem shares out of a retirement account, you will be subject to withholding for federal income tax purposes unless you transfer the distribution directly to an "eligible retirement plan." Moreover, if you redeem all shares in an account at any time during a month, dividends credited to the account since the beginning of the month through the day of redemption will be paid with the redemption proceeds.

   BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish a Fund with a correct taxpayer identification number, the Fund is required to withhold federal income tax at a rate of 31% (backup withholding) from all taxable dividends (in the case of the Treasury Money, Heritage Money, and Municipal Money Funds), and from all dividends, capital gain distributions, and redemption proceeds (in the case of the Municipal Advantage and Advantage Funds), payable to you.
   Withholding at that rate from taxable dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the underreporting of your income. This certification is included as part of your application. Please complete it when you open your account.

   TAX STATUS OF THE FUNDS. Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code and, if so qualified, will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner.
   This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Funds and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor. You are therefore urged to consult your own tax adviser.

                             ----------------------

                              PROSPECTUS PAGE I-36

PERFORMANCE INFORMATION

   Each Fund may advertise "yield," "average annual total return," "total return," and "cumulative total return." The Treasury Money, Heritage Money, and Municipal Money Funds may also advertise "effective yield." In addition, the Municipal Money and Municipal Advantage Funds may also advertise "equivalent taxable yield." Each of these figures is based upon historical results and does not represent the future performance of a Fund.
   Yield is an annualized figure, which means that it is assumed that a Fund generates the same level of net investment income over a one-year period. The Treasury Money, Heritage Money and Municipal Money Funds' yield and effective yield are measures of the net investment income per share earned by such Fund over a specific seven-day period and are shown as a percentage of the investment. However, effective yield will be slightly higher than the yield because effective yield assumes that the net investment income earned by a Fund will be reinvested. The Municipal Advantage and Advantage Funds' yield is a measure of the net investment income per share earned by a Fund over a specific one-month period and is shown as a percentage of the net asset value of the Fund's shares at the end of the period. Equivalent taxable yield represents the amount a taxable investment would need to generate to equal a Fund's yield for an investor at stated tax rates.
   Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund assuming the reinvestment of all dividends and distributions. Total return figures are not annualized and simply represent the aggregate change of a Fund's investments over a specified period of time.

                             ----------------------

                              PROSPECTUS PAGE I-37

                  This page has been left blank intentionally.

                             ----------------------

                              PROSPECTUS PAGE I-38

                               SHAREHOLDER MANUAL

          HOW TO BUY SHARES......................  II-1
          DETERMINING YOUR SHARE PRICE...........  II-5
          HOW TO SELL SHARES.....................  II-6
          SHAREHOLDER SERVICES................... II-10
          REGULAR INVESTMENT PLANS............... II-12
          SPECIAL SITUATIONS..................... II-14

HOW TO BUY SHARES

   All the Strong Funds are 100% no-load, meaning you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because the Municipal Advantage and Advantage Funds' net asset values change daily, your purchase price will be the next net asset value determined after Strong receives and accepts your purchase order. Your money will begin earning dividends the day after your purchase order is accepted in proper form.
   Whether you are opening a new account or adding to an existing one, Strong provides you with several methods to buy Fund shares.

                             ----------------------

                              PROSPECTUS PAGE II-1

------------------------------------------------------------------------------

                         TO OPEN A NEW ACCOUNT
------------------------------------------------------------------------------
MAIL                     BY CHECK
                         - Complete and sign the application. Make your check
                           or money order payable to "Strong Funds."
                         - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                           Wisconsin 53201. If you're using an express delivery
                           service, send to Strong Funds, 100 Heritage
                           Reserve, Menomonee Falls, Wisconsin 53051.
                         BY EXCHANGE
                         - Call 1-800-368-3863 for instructions on
                           establishing an account with an exchange by mail.
------------------------------------------------------------------------------
TELEPHONE                BY EXCHANGE
                         - Call 1-800-368-3863 to establish a new account by
1-800-368-3863             exchanging funds from an existing Strong Funds
24 HOURS A DAY,            account.
7 DAYS A WEEK            - Sign up for telephone exchange services when you
                           open your account. To add the telephone exchange
                           option to your account, call 1-800-368-3863 for a
                           Telephone Exchange Form.
                         - Please note that your accounts must be identically
                           registered and that you must exchange enough into the
                           new account to meet the minimum initial investment.
------------------------------------------------------------------------------
IN PERSON                - Stop by our Investor Center in Menomonee Falls,
                           Wisconsin.
                           Call 1-800-368-3863 for hours and directions.
                         - The Investor Center can only accept checks or money
                           orders.
------------------------------------------------------------------------------
WIRE                     Call 1-800-368-3863 for instructions on opening an
                         account by wire.
------------------------------------------------------------------------------
AUTOMATICALLY            USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."(3)
                         - If you sign up for Strong's Automatic Investment
                           Plan when you open your account, Strong Funds will
                           waive the Fund's minimum initial investment (see
                           chart on page II-4).
                         - Complete the Automatic Investment Plan section on
                           the account application.
                         - Mail to the address indicated on the application.
------------------------------------------------------------------------------
BROKER-DEALER            - You may purchase shares in a Fund through a
                           broker-dealer or other institution that may charge
                           a transaction fee.
                         - Strong Funds may only accept requests to purchase
                           shares into a broker-dealer street name account
                           from the broker-dealer.

                             ----------------------

                              PROSPECTUS PAGE II-2

------------------------------------------------------------------------------
                         TO ADD TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------

BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."
- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.
BY EXCHANGE
- Call 1-800-368-3863 for instructions on exchanging by mail.
--------------------------------------------------------------------------------

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.
- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Telephone Exchange Form.
- Please note that the accounts must be identically registered and that the minimum exchange is $50(1) or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE
- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Funds account by telephone.(2) To add this option to your account, call 1-800-368-3863 for a Telephone Purchase Form.
Or use Strong Direct(SM), Strong Funds' automated telephone response system. Call 1-800-368-3863 for details.
--------------------------------------------------------------------------------

- Stop by our Investor Center in Menomonee Falls, Wisconsin. Call 1-800-368-3863 for hours and directions.
- The Investor Center can only accept checks or money orders.
--------------------------------------------------------------------------------

Call 1-800-368-3863 for instructions on adding to an account by wire.
--------------------------------------------------------------------------------

USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.
- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum $50)(1) into your Strong Funds account from your bank checking or NOW account. Complete the Automatic Investment Plan section on the account application.
- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50)(1) from one Strong Funds account to another. Call 1-800-368-3863 for an application.
- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50)(1) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call 1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have your dividends and capital gain distributions automatically invested in shares of another Strong Fund.
--------------------------------------------------------------------------------

- You may purchase additional shares in a Fund through a broker-dealer or other institution that may charge a transaction fee.
- Strong Funds may only accept requests to purchase additional shares into a broker-dealer street name account from the broker-dealer.

(1)The minimum amount for the Heritage Money Fund is $1,000.
(2)With respect to the Heritage Money Fund, additional investments from $1,000 to $25,000 may be made.
(3)Not available for the Heritage Money Fund.

                             ----------------------

                              PROSPECTUS PAGE II-3

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES

- Please make all checks or money orders payable to "Strong Funds."
- We cannot accept third-party checks or checks drawn on banks outside the U.S.
- You will be charged a $20 service fee for each check, wire, or Electronic Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by a Fund.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.
- A Fund may decline to accept your purchase order upon receipt when, in the judgment of the Advisor, it would not be in the best interests of the existing shareholders.
- The exchange privilege is available in all 50 states because all the Strong Funds intend to continue to qualify their shares for sale in all 50 states.
- Minimum Investment Requirements:

----------------------------------------------------------------------------

                                                  Open an
                                    Open an        IRA or          Open a
                        Open a       UGMA/        Defined        401(k) or       Add to
                        Regular      UTMA       Contribution       403(b)       Existing
        Fund            Account     Account         Plan          Account       Account
Treasury Money          $2,500        $250            $1,000     No Minimum         $50
Heritage Money          $25,000     $25,000          $25,000        $25,000      $1,000
Municipal Money         $2,500        $250               Not            Not         $50
                                                   Available      Available
Municipal Advantage     $2,500        $250               Not            Not         $50
                                                   Available      Available
Advantage               $2,500        $250            $1,000     No Minimum         $50

   All of the Funds (except the Heritage Money Fund) offer a No-Minimum Investment Program that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan (described on page II-12). Unless you participate in the Strong No-Minimum Investment Program, please ensure that your purchases meet the minimum investment requirements.
   Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach a Fund's minimum initial investment), each Fund reserves the right to close your account. Before taking such action, a Fund will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.

- ACCOUNT MAINTENANCE (HERITAGE MONEY FUND). With respect to the Heritage Money Fund only, the Advisor, acting as the Fund's transfer agent, reserves the right to deduct a quarterly account maintenance fee of $3.00 for

                             ----------------------

                              PROSPECTUS PAGE II-4
  accounts with a value of less than $25,000. It is expected that accounts will be valued in the last week of each calendar quarter. The fee will not be deducted if a shareholder's total assets in Strong Funds equals $100,000 or more. Eligibility for the waiver is determined by aggregating Strong Funds mutual fund accounts maintained by the Fund's transfer agent that are registered under the same tax identification number or that list the same tax identification number for the custodian of a Uniform Gifts/Transfers to Minors Act account. If your Heritage Money Fund account falls below $25,000, you will be given notice to reestablish the minimum balance. If you do not so increase your balance within 60 days, the Advisor reserves the right to close your account and send the proceeds to you. Note that retirement accounts that fall below the $25,000 minimum are subject to being closed and will be subject to a 20% withholding tax.

                     WHAT YOU SHOULD KNOW ABOUT BUYING SHARES
                             THROUGH A BROKER-DEALER

- If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program's materials, including information relating to fees, in connection with the Funds' Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.

- Certain broker-dealers, financial institutions, or other service providers that have entered into an agreement with the Distributor may enter purchase orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. The Funds may affect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution, or other service provider to place the order with the Funds on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution, or other service provider could be held liable for any resulting fees or losses.

DETERMINING YOUR SHARE PRICE

   Generally, when you make any purchases, sales, or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for each Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the Exchange is open. The Funds

                             ----------------------

                              PROSPECTUS PAGE II-5
reserve the right to change the time at which purchases, redemptions, and exchanges are priced if the Exchange closes at a time other than 3:00 p.m. CT or if an emergency exists. Each Fund's NAV is calculated by taking the fair value of a Fund's total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding. Expenses are accrued and applied daily when determining the NAV.
   With respect to the Municipal Advantage and Advantage Funds, debt securities, including municipal obligations, are valued at fair market value as determined by a pricing service that is designated by the Board of Directors of each Fund. The pricing service generally values securities at the average of the most recent bid and asked prices, but may also look to such factors as market transactions among institutional investors and dealer quotations for similar securities in determining the value of debt securities. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Any debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost.
   The securities in the portfolios of the Treasury Money, Heritage Money, and Municipal Money Funds are valued on an amortized-cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under most conditions, management believes it will be possible to maintain the NAV of these Funds at $1.00 per share. Calculations are periodically made to compare the value of a Fund's portfolio valued at amortized cost with market values. If a deviation of 1/2 of 1% or more were to occur between the NAV calculated by reference to market values and a Fund's $1.00 per share NAV, or if there were any other deviation that the Board of Directors believed would result in a material dilution to shareholders or purchasers, the Board of Directors would promptly consider what action, if any, should be initiated.

HOW TO SELL SHARES

   You can access the money in your account at any time by selling (redeeming) some or all of your shares back to a Fund. Once your redemption request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.
   With respect to the Heritage Money Fund only, unless your account balance is $100,000 or more at the time of the transaction, the Fund reserves the right to deduct from your account a $3.00 transaction fee for each redemption, exchange, or check. There are no transaction fees for redemptions in the Treasury Money, Municipal Money, Municipal Advantage, and Advantage Funds.

                             ----------------------

                              PROSPECTUS PAGE II-6

   To redeem shares, you may use any of the methods described in the following chart. However, if you are selling shares in a retirement account, please call 1-800-368-3863 for instructions. Please note that there is a $10.00 fee for closing an IRA or other retirement account or for transferring assets to another custodian. For your protection, certain requests may require a signature guarantee.

                             ----------------------

                              PROSPECTUS PAGE II-7

   -------------------------------------------------------------------------

                      TO SELL SHARES
----------------------------------------------------------------------------
MAIL               FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
($3 fee for        - Write a "letter of instruction" that includes the
  Heritage           following information: your account number, the dollar
Money Fund)          amount or number of shares you wish to redeem, each
                     owner's name, your street address, and the signature of
                     each owner as it appears on the account.
                   - Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin
                     53201. If you're using an express delivery service, send
                     to 100 Heritage Reserve, Menomonee Falls, Wisconsin
                     53051.
                   FOR TRUST ACCOUNTS
                   - Same as above. Please ensure that all trustees sign the
                     letter of instruction.
                   FOR OTHER REGISTRATIONS
                   - Call 1-800-368-3863 for instructions.
----------------------------------------------------------------------------
TELEPHONE
($3 fee for        Sign up for telephone redemption services when you open
  Heritage         your account by checking the "Yes" box in the appropriate
Money Fund)        section of the account application. To add the telephone
                   redemption option to your account, call 1-800-368-3863 for
1-800-368-3863     a Telephone Redemption Form.
24 HOURS A DAY,    Once the telephone redemption option is in place, you may
7 DAYS A WEEK      sell shares ($500 minimum)(1) by phone and arrange to
                   receive the proceeds in one of three ways:
                   TO RECEIVE A CHECK BY MAIL
                   - We will mail a check to the address to which your account is registered at no charge. (Except with respect to the
                     Heritage Money Fund, for which a $3 fee is charged.)
                   - If you wish to redeem shares in the Heritage Money Fund, for an additional $10 fee, we will deliver your check via
                     an expedited delivery service.
                   TO DEPOSIT BY EFT
                   - We will transmit the proceeds by Electronic Funds
                     Transfer (EFT) to a pre-authorized bank account at no
                     charge. (Except with respect to the Heritage Money Fund,
                     for which a $3 fee is charged.) Usually, the funds will
                     arrive at your bank two banking days after we process
                     your redemption.
                   TO DEPOSIT BY WIRE
                   - For a $10 fee, we will transmit the proceeds by wire to a pre-authorized bank account. Usually, the funds will arrive at your bank the next banking day after we process your
                     redemption.
                   You may also use Strong Direct (SM), Strong Funds' automated telephone response system. Call 1-800-368-3863 for details.
----------------------------------------------------------------------------
CHECK WRITING
($3 fee for        Sign up for the free (except with respect to the Heritage
  Heritage         Money Fund) check-writing privilege when you open your
Money Fund)        account. To add check writing to an existing account or to order additional checks, call 1-800-368-3863.
                   - Please keep in mind that all check redemptions must be
                     for a minimum of $500(1) and that you cannot write a check to close an account.
----------------------------------------------------------------------------
AUTOMATICALLY
($3 fee per with-  You can set up automatic withdrawals from your account at
drawal for         regular intervals. To establish the Systematic Withdrawal
Heritage Money     Plan, request a form by calling 1-800-368-3863.
Fund)
----------------------------------------------------------------------------
BROKER-DEALER
(varies by         You may also redeem shares through broker-dealers or others
institution)       who may charge a commission or other transaction fee.

(1) The minimum amount for the Heritage Money Fund is $1,000.

                             ----------------------

                              PROSPECTUS PAGE II-8

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES

- If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within ten calendar days.

- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.

- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

- Heritage Money Fund. For complete redemptions, the $3.00 transaction fee charged by the Heritage Money Fund will be deducted from the proceeds of the transaction. For partial redemptions, the $3.00 transaction fee will be deducted from your account.

                              REDEMPTIONS IN KIND

   The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which obligates each Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for a Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the relevant Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders. Redemption checks in excess of the lesser of $250,000 or 1% of a

                             ----------------------

                              PROSPECTUS PAGE II-9

Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

                WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS

- The Funds reserve the right to refuse a telephone redemption if they believe it advisable to do so.

- Once you place your telephone redemption request, it cannot be canceled or modified.

- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Funds and their transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may incur liability if they do not follow these procedures.

- Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes.

SHAREHOLDER SERVICES

                              INFORMATION SERVICES

   24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the cover of this Prospectus.

   STRONG DIRECT(SM) AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the Strong Direct(SM) automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You may also confirm account balances, hear records of recent transactions and dividend activity, and perform purchases, exchanges or redemptions among your existing Strong accounts. Your account information is protected by a personal code that you establish. For more information on this service, call 1-800-368-3863.

   STATEMENTS AND REPORTS. At a minimum, each Fund will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement -- and, especially, each calendar year-end statement -- with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current

                            -----------------------

                              PROSPECTUS PAGE II-10
and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.
   Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as a semiannual report and an annual report containing audited financial statements.
   To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.
   More complete information regarding each Fund's investment policies and services is contained in its SAI, which you may request by calling or writing Strong Funds at the phone number and address on the cover of this Prospectus.

   CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your Strong correspondence, including any dividend checks and statements, please notify us in writing as soon as possible if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:
      1. a written request to change the address,
      2. the account number(s) for which the address is to be changed,
      3. the new address, and
      4. the signatures of all owners of the accounts.
    Please send your request to the address on the cover of this Prospectus. Changes to an account's registration -- such as adding or removing a joint owner, changing an owner's name, or changing the type of your account -- must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.

                              TRANSACTION SERVICES

   EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing or by telephone. By establishing the telephone exchange services, you authorize the Fund and its agents to act upon your instruction by telephone to exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Since an excessive number of exchanges may be detrimental to the Funds, each Fund reserves the right to discontinue the exchange privilege of any shareholder who makes more than five exchanges in a year or three exchanges in a calendar quarter.

   CHECK-WRITING PRIVILEGES. You may also redeem shares by check in amounts of $500 or more ($1,000 or more for the Heritage Money Fund). With

                            -----------------------

                              PROSPECTUS PAGE II-11
respect to all of the Funds except the Heritage Money Fund, there is no charge for this privilege. The Heritage Money Fund may charge a $3.00 redemption fee per check written unless your account has a balance of $100,000 or more at the time of the transaction. Redemption by check cannot be honored if share certificates are outstanding and would need to be liquidated to honor the check. In addition, a check may not be honored if the check results in you redeeming more than the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and the Advisor determines that existing conditions make cash payments undesirable. Checks are supplied free of charge, and additional checks will be sent to you upon request. The Funds do not return the checks you write, although copies are available upon request.
   You may place stop-payment requests on checks by calling Strong Funds at 1-800-368-3863. A $10 fee will be charged for each stop-payment request. A stop payment will remain in effect for two weeks following receipt of oral instructions (six months following written instructions) by Strong Funds.
   If there are insufficient cleared shares in your account to cover the amount of your redemption by check, the check will be returned, marked "insufficient funds," and a fee of $10 will be charged to the account.

REGULAR INVESTMENT PLANS

   AUTOMATIC INVESTMENT PLAN (NOT AVAILABLE FOR HERITAGE MONEY FUND). The Automatic Investment Plan allows you to make regular, systematic investments in a Fund from your bank checking or NOW account. You may choose to make investments on any day of the month in amounts of $50 or more. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearing House. Because each Fund has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. Such closing may occur in periods of declining share prices. To establish the Plan, complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application.

   PAYROLL DIRECT DEPOSIT PLAN. Once you meet a Fund's minimum initial investment requirement, you may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50 for all but Heritage Money Fund, which requires a minimum of $1,000) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities through the Automated Clearing House available to its employees. The Plan may be used for other

                            -----------------------

                              PROSPECTUS PAGE II-12
direct deposits, such as social security checks, military allotments, and annuity payments.
   To establish a Direct Deposit for your account, call 1-800-368-3863 to obtain an Authorization for Payroll Direct Deposit to a Strong Funds Account form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer.

   AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50 for all but Heritage Money Fund, which requires a minimum of $1,000) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize a Fund and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863.
   To participate in the Automatic Exchange Plan, you must have an initial account balance of $2,500 (the Heritage Money Fund requires $50,000 initial account balance in such Fund) in the first account and at least the minimum initial investment in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time by calling or writing to the Fund. Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan.

   SYSTEMATIC WITHDRAWAL PLAN. You may set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 (the Heritage Money Fund requires $50,000 initial account balance in such Fund) in your account and withdraw at least $50 ($1,000 for the Heritage Money Fund) per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations, if any, in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust the account. If the amount remaining in the account is not sufficient to meet a Plan payment, the remaining amount will be redeemed and the Plan will be terminated. Note that with respect to each withdrawal made against the Heritage Money Fund, a $3.00 redemption fee will be charged.

                            -----------------------

                              PROSPECTUS PAGE II-13

SPECIAL SITUATIONS

   POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.

   CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals form, which can be obtained from the Funds. Until a valid corporate resolution or Certification of Authorized Individuals is received by the Fund, services such as telephone redemption, wire redemption, and check writing will not be established.
   If you are investing as a trustee, please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone redemption, wire redemption, and check writing will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.

   SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. In the following instances, the Funds will require a signature guarantee for all authorized owners of an account:

- when you add the telephone redemption or check-writing options to your existing account;
- if you transfer the ownership of your account to another individual or organization;
- when you submit a written redemption request for more than $25,000;
- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;
- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer-on-death account.

                            -----------------------

                              PROSPECTUS PAGE II-14

   A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

                            -----------------------

                              PROSPECTUS PAGE II-15

                                   APPENDIX A

RATINGS OF DEBT OBLIGATIONS:

                             Moody's         Standard &           Fitch
                            Investors      Poor's Ratings       Investors
                          Service, Inc.         Group         Service, Inc.        Definition
--------------------------------------------------------------------------------------------------------
LONG-TERM                 Aaa              AAA                AAA              Highest quality
                          Aa               AA                 AA               High quality
                          A                A                  A                Upper medium grade
                          Baa              BBB                BBB              Medium grade
                          Ba               BB                 BB               Low grade
                          B                B                  B                Speculative
                          Caa, Ca, C       CCC, CC, C         CCC, CC, C       Submarginal
                          D                D                  DDD, DD, D       Probably in default
--------------------------------------------------------------------------------------------------------

                 Moody's                     S&P                          Fitch
--------------------------------------------------------------------------------------------------------
SHORT-TERM      MIG1/VMIG1   Best quality   SP-1+   Very strong quality    F-1+   Exceptionally strong
                                                                                  quality
                ----------------------------------------------------------------------------------------
                MIG2/VMIG2   High quality   SP-1    Strong quality         F-1    Very strong quality
                ----------------------------------------------------------------------------------------
                MIG3/VMIG3   Favorable      SP-2    Satisfactory grade     F-2    Good credit quality
                             quality
                ----------------------------------------------------------------------------------------
                MIG4/VMIG4   Adequate                                      F-3    Fair credit quality
                             quality
                ----------------------------------------------------------------------------------------
                SG           Speculative    SP-3    Speculative grade      F-S    Weak credit quality
                             grade
--------------------------------------------------------------------------------------------------------
COMMERCIAL      P-1          Superior       A-1+    Extremely strong       F-1+   Exceptionally strong
PAPER                        quality                quality                       quality
                ----------------------------------------------------------------------------------------
                                            A-1     Strong quality         F-1    Very strong quality
                ----------------------------------------------------------------------------------------
                P-2          Strong         A-2     Satisfactory quality   F-2    Good credit quality
                             quality
                ----------------------------------------------------------------------------------------
                P-3          Acceptable     A-3     Adequate quality       F-3    Fair credit quality
                             quality
                ----------------------------------------------------------------------------------------
                                            B       Speculative quality    F-S    Weak credit quality
                ----------------------------------------------------------------------------------------
                Not Prime                   C       Doubtful quality       D      Default
--------------------------------------------------------------------------------------------------------

                             ----------------------

                               PROSPECTUS PAGE A-1

                                   APPENDIX B
                                 Advantage Fund

WEIGHTED AVERAGE RATINGS OF DEBT OBLIGATIONS(1)


     Average Percentage of Assets Held                 Percentage of Assets Held on
             During 1994(2)                                  December 31, 1994
-------------------------------------------    -------------------------------------------
                    Advantage Fund(3)                               Advantage Fund(3)
                    -----------------                               -----------------
                            Equivalent                                     Equivalent
S&P     Moody's    Rated    Unrated(4)         S&P     Moody's    Rated    Unrated(4)
AAA     Aaa(5)     13.7%          -            AAA     Aaa(6)     15.1%          -
AA      Aa          9.9           -            AA      Aa         11.2           -
A       A          12.0           -            A       A          15.2           -
BBB     Baa        34.6         0.1%           BBB     Baa        35.8         0.9%
BB      Ba         15.8         1.1            BB      Ba         17.6         1.9
B       B           1.6         0.2            B       B             -           -
CCC     Caa           -           -            CCC     Caa           -           -
CC      Ca            -           -            CC      Ca            -           -
C       C             -           -            C       C             -           -
Totals             87.6%        1.4%           Totals             94.9%        2.8%

WEIGHTED AVERAGE RATINGS OF CORPORATE COMMERCIAL PAPER(1)

Average Percentage of Assets Held During 1994(2)
------------------------------------------------
    Rated(4)
S&P         Moody's          Advantage Fund
------------------------------------------------
A1          P1(6)                  2.6%
A2          P2(6)                  2.4
A3          P3                       -
------------------------------------------------
Totals                             5.0%

 Percentage of Assets Held on December 31, 1994
------------------------------------------------
    Rated(4)
S&P         Moody's          Advantage Fund
------------------------------------------------
A1          P1(6)                    -
A2          P2(6)                  3.2%
A3          P3                       -
------------------------------------------------
Totals                             3.2%

(1) A security rated differently by two or more rating services is included in the category representing the higher of the ratings assigned to the security.
(2) Based on a weighted average of the securities held at the end of each month. Investment-grade debt obligations are those rated in one of the four highest categories by an NRSRO, and investment-grade commercial paper is commercial paper rated in one of the top three categories by such organizations. See "Fundamentals of Fixed Income Investing" in this Prospectus for a discussion of the risks associated with non-investment-grade debt obligations and Appendix A and the SAI for a description of credit ratings. The Appendix does not contain information on the Treasury Money, Heritage Money, Municipal Money and Municipal Advantage Funds because these Funds may not invest in, or limit their investments in, non-investment-grade debt obligations.
(3) Effective June 15, 1994, the Board of Directors increased the Fund's authorization to invest in non-investment-grade BB debt obligations from 20% to 25% of its total assets.
(4) This category represents the comparable quality of unrated securities, as determined by the Advisor.
(5) Includes all U.S. government obligations.
(6) Includes commercial paper rated in an equivalent category by either S&P or Fitch.

                             ----------------------

                               PROSPECTUS PAGE B-1

                      STATEMENT OF ADDITIONAL INFORMATION



                        STRONG U.S. TREASURY MONEY FUND
                           STRONG HERITAGE MONEY FUND
                       STRONG MUNICIPAL MONEY MARKET FUND
                        STRONG MUNICIPAL ADVANTAGE FUND
                             STRONG ADVANTAGE FUND
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           Telephone:  (414) 359-1400
                           Toll-Free:  (800) 368-3863



         This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Strong Advantage Fund, Inc. (the "Advantage Fund"); Strong U.S. Treasury Money Fund (the "Treasury Money Fund"), which is a series of Strong Income Funds, Inc.; Strong Heritage Money Fund (the "Heritage Money Fund"), which is a series of Strong Heritage Reserve Series, Inc.; and Strong Municipal Money Market Fund (the "Municipal Money Fund") and Strong Municipal Advantage Fund (the "Municipal Advantage Fund"), both of which are series of Strong Municipal Funds, Inc. (hereinafter collectively referred to as the "Funds") dated December 29, 1995. Requests for copies of the Prospectus should be made by calling one of the numbers listed above.

         Financial statements for the Treasury Money, Municipal Money, and Advantage Funds appearing in the Annual Report for each such Fund, which accompany this Statement of Additional Information, are incorporated herein by reference. The Financial Highlights for the Heritage Money and the Municipal Advantage Funds are not provided because they did not commence operations until June 29, 1995, and November 30, 1995, respectively.





      This Statement of Additional Information is dated December 29, 1995.

                          STRONG CASH MANAGEMENT FUNDS

TABLE OF CONTENTS                                                         PAGE
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . .   3
INVESTMENT POLICIES AND TECHNIQUES  . . . . . . . . . . . . . . . . . . .   5
     Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     Cash Management. . . . . . . . . . . . . . . . . . . . . . . . . . .   5
     Depositary Receipts  . . . . . . . . . . . . . . . . . . . . . . . .   5
     Derivative Instruments   . . . . . . . . . . . . . . . . . . . . . .   6
     Foreign Investment Companies   . . . . . . . . . . . . . . . . . . .  13
     High-Yield (High-Risk) Securities  . . . . . . . . . . . . . . . . .  13
     Illiquid Securities  . . . . . . . . . . . . . . . . . . . . . . . .  14
     Lending of Portfolio Securities  . . . . . . . . . . . . . . . . . .  15
     Loan Interests   . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     Mortgage- and Asset-Backed Securities  . . . . . . . . . . . . . . .  17
     Mortgage Dollar Rolls and Reverse Repurchase Agreements  . . . . . .  17
     Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . . . .  18
     Rule 2a-7:  Maturity, Quality, and Diversification Restrictions  . .  18
     Sector Concentration   . . . . . . . . . . . . . . . . . . . . . . .  20
     Short Sales Against the Box  . . . . . . . . . . . . . . . . . . . .  20
     Taxable Securities   . . . . . . . . . . . . . . . . . . . . . . . .  20
     Temporary Defensive Position   . . . . . . . . . . . . . . . . . . .  20
     Variable- or Floating-Rate Securities  . . . . . . . . . . . . . . .  20
     Warrants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
     When-Issued Securities   . . . . . . . . . . . . . . . . . . . . . .  22
DIRECTORS AND OFFICERS OF THE FUNDS . . . . . . . . . . . . . . . . . . .  22
PRINCIPAL SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . .  25
INVESTMENT ADVISOR AND DISTRIBUTOR  . . . . . . . . . . . . . . . . . . .  25
PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . . . . . . . . . .  28
CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT  . . . . . . . . . . . . . .  31
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . .  34
ADDITIONAL SHAREHOLDER INFORMATION  . . . . . . . . . . . . . . . . . . .  34
FUND ORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
SHAREHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . .  36
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .  37
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
PORTFOLIO MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . .  48
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . .  50
LEGAL COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . .  51
APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1

         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated December 29, 1995 and, if given or made, such information or representations may not be relied upon as having been authorized by the Funds.

 This Statement of Additional Information does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS

         The investment objective of both the Treasury Money and Heritage Money Funds is to seek current income, a stable share price and daily liquidity. The investment objective of the Municipal Money Fund is to seek federally tax-exempt current income, a stable share price and daily liquidity. The investment objective of the Advantage Fund is to seek current income with a very low degree of share-price fluctuation. The investment objective of the Municipal Advantage Fund is to seek federally tax-exempt current income with a very low degree of share-price fluctuation. The Funds' investment objectives and policies are described in detail in the Prospectus under the caption "Investment Objectives and Policies." The following are the Funds' fundamental investment limitations which cannot be changed without shareholder approval.

Each Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.       May not issue senior securities, except as permitted under the 1940
         Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry. With respect to the Treasury Money and Heritage Money Funds only, this limitation shall not limit the Funds' purchases of obligations issued by domestic banks.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

Municipal Money and Municipal Advantage Funds. In addition to the common fundamental investment limitations described above, the Municipal Money and Municipal Advantage Funds may not, under normal market conditions, invest less than 80% of their respective net assets in municipal securities.

The following are the Funds' non-fundamental operating policies which may be changed by the Board of Directors of each Fund without shareholder approval.

Each Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to the Treasury Money, Heritage Money, and Municipal Money Funds) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

7. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

8. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

         In addition, (i) the aggregate value of securities underlying call options on securities written by the Fund or obligations underlying put options on securities written by the Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by the Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) the Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Fund's total assets.

9. Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

10. Purchase or retain the securities of any issuer if any officer or director of the Fund or its investment advisor beneficially owns more than 1/2 of 1% of the securities of such issuer and such officers and directors together own beneficially more than 5% of the securities of such issuer.

11. Purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

12. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

13. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or
         (ii) engaging in repurchase agreements.

Treasury Money, Heritage Money, and Municipal Money Funds. In addition to the common non-fundamental restrictions described above, the Treasury Money, Heritage Money, and Municipal Money Funds may not engage in any transaction or practice which is not permissible under Rule 2a-7 of the 1940 Act, notwithstanding any other fundamental investment limitation or non-fundamental operating policy.

         Except for the fundamental investment limitations listed above and each Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of a Fund's Board of Directors.

                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Funds' investment objectives, policies and techniques that are described in detail in the Prospectus under the captions "Investment Objectives and Policies" and "Implementation of Policies and Risks."

BORROWING
(ALL FUNDS)

         Each Fund may borrow money from banks, limited by each Fund's fundamental investment restriction to 33 1/3% of its total assets, and may engage in mortgage dollar roll transactions (except the Treasury Money Fund) and reverse repurchase agreements (except the Treasury Money and Heritage Money Funds) which may be considered a form of borrowing. (See Mortgage Dollar Rolls and Reverse Repurchase Agreements" below.) In addition, each Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets.

CASH MANAGEMENT
(MUNICIPAL ADVANTAGE AND ADVANTAGE FUNDS)
         From time to time the Advistor may determine to use a non-affiliated money market fund to manage some or all of the Fund's short-term cash positions. The Advisor will do this only when the Advisor reasonably believes that this action will result in a return to the Fund that is equal to, or better than, the return that could be achieved by direct investments in money market instruments. In such cases, to ensure no double charging of fees, the Advisor will credit any management or other fees of the non-affiliated money market fund against the Advisor's management fee.

DEPOSITARY RECEIPTS
(ADVANTAGE FUND)

         As indicated in the Prospectus, the Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities or issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

         ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

DERIVATIVE INSTRUMENTS
(ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS)

         GENERAL DESCRIPTION. As discussed in the Prospectus, the Funds may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts for any lawful purpose consistent with each Fund's investment objective, such as hedging the Fund's portfolio and managing risk but not for speculation.

         The use of these instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Funds' ability to use these instruments will be limited by tax considerations.

         In addition to the products, strategies and risks described below and in the Prospectus, the Advisor may discover additional derivative instruments and other hedging techniques. These new opportunities may become available as the Advisor develops new techniques or as regulatory authorities broaden the range of permitted transactions. The Advisor may utilize these opportunities to the extent that they are consistent with the Funds' investment objectives and permitted by the Funds' investment limitations and applicable regulatory authorities.

         SPECIAL RISKS OF THESE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon the Advisor's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Advisor is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

         (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a Fund.

         For a discussion of the federal income tax treatment of the Funds' derivative instruments, see "Taxes -- Derivative Instruments" below.

         GENERAL LIMITATIONS ON CERTAIN DERIVATIVE TRANSACTIONS. The Funds have each filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Rule
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for each Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that a Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such options positions are "in the money," do not exceed 5% of the Fund's net assets. Adoption of these guidelines does not limit the percentage of a Fund's assets at risk to 5%.

         In addition, (i) the aggregate value of securities underlying call options on securities written by a Fund or obligations underlying put options on securities written by a Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by a Fund and which are being held will not exceed 20% of the Fund's net assets; and (iii) a Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of a Fund's total assets.

         The foregoing limitations are not fundamental policies of the Funds and may be changed by each Fund's Board of Directors without shareholder approval as regulatory agencies permit.

         Transactions using options (other than purchased options) expose the Funds to counter-party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid high grade debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts as a cover could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

         In some cases, a Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class or foreign country. In such cases, when a Fund uses a derivative instrument to increase or decrease exposure to an asset class or foreign country and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Advisor will measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).

         OPTIONS. Each Fund may also purchase or write put and call options on securities and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter ("OTC") options written by a Fund would be considered illiquid to the extent described under "Common Investment Policies and Techniques--Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between a Fund and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         The Funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract the effectiveness of attempted hedging.

         SPREAD TRANSACTIONS. Each Fund may purchase from securities dealers covered spread options. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available.

The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

         FUTURES CONTRACTS. Each Fund may enter into futures contracts, including interest rate and index futures. Each Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in securities prices and sales of futures as an offset against the effect of expected declines in securities prices. The Funds' futures transactions may be entered into for any lawful purpose consistent with each Fund's investment objective, such as hedging purposes, risk management, or to enhance returns, but not for speculation. The Funds may also write put options on interest rate futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Advisor believes it is more advantageous to the Funds than is purchasing the futures contract.

         To the extent required by regulatory authorities, the Funds only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high grade debt securities, in an amount generally equal to 10% or less of the contract value. High grade securities include securities rated "A" or better by an NRSRO. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES - SPECIAL CONSIDERATIONS. The Advantage Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to its current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

         For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

         In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

         The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

         Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

         Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately-negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately-negotiated transactions only with entities who are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.

         The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.

         There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period and the market conditions then prevailing. The Fund may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover their respective potential obligations under currency-related derivatives instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

         The Advantage Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivatives instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivatives instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

FOREIGN INVESTMENT COMPANIES
(ADVANTAGE FUND)

         Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

HIGH-YIELD (HIGH-RISK) SECURITIES
(ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS)

         IN GENERAL. The Advantage Fund may invest up to 25% of its assets and the Municipal Advantage Fund may invest up to 10% of its net assets in non-investment grade debt obligations rated in the fifth highest rating category (e.g., BB by S&P) or comparable unrated securities. Securities rated BB are considered the least speculative of non-investment grade obligations. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this Statement of Additional Information for a discussion of securities ratings.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated securities market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

         All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

         PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Funds.

         CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated securities will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt securities. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the investments in each Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

         LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

         RECENT AND PROPOSED LEGISLATION. Recent legislation has been adopted, and from time to time proposals have been discussed, regarding new legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investments in these securities over time. It is not currently possible to determine the impact of the recent legislation or the proposed legislation on the lower-quality and comparable unrated securities market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES
(ALL FUNDS)

         The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). However, a Fund will not acquire illiquid securities if, as a result, they would comprise more than 15%, or with respect to the Treasury Money, Heritage Money and Municipal Money Funds, 10%, of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940
Act). The Board of Directors of each Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities

Act"), including securities that may be resold pursuant to Rule 144A under the Securities Act, may be considered liquid. The Board of Directors of each Fund has delegated to Strong Capital Management, Inc. (the "Advisor") the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Advisor to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of each Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15%, or with respect to the Treasury Money, Heritage Money and Municipal Money Funds, 10%, of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

         A Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         In addition, the Municipal Money and Municipal Advantage Funds may acquire standby commitments to facilitate portfolio liquidity. Standby commitments are puts or rights that entitle the holders thereof to achieve same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A standby commitment is generally not transferable by a Fund, although the underlying security is separately transferable. The Municipal Money and Municipal Advantage Funds may pay for standby commitments either separately, in cash, or as part of the higher acquisition cost of securities subject to such commitments (thus reducing the yield on such securities). Standby commitments are subject to certain risks, including (i) the creditworthiness of the issuers of standby commitments to pay for the securities at the time the commitments are exercised, (ii) the possible restrictions on transfer of the standby commitments, and (iii) the term of the standby commitment, which may be shorter than the maturity of the underlying security.

         Notwithstanding the above, the Advisor intends, as a matter of internal policy, to limit each Fund's investments in illiquid securities to 10% of its net assets.

LENDING OF PORTFOLIO SECURITIES
(ALL FUNDS)

         Each Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, the Funds do not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Funds will retain authority to terminate any loans at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund's interest.

LOAN INTERESTS
(ADVANTAGE FUND)

         The Fund may acquire loan interests ("Loan Interests"). A Loan Interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company finance company, or other financial institution (the "Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the "Collateral Bank"), holds collateral (if any) on behalf of the lenders. These Loan Interests may take the form of participation interests in, assignments of or notations of a loan during its secondary distribution, or direct interests during a primary distribution. Such Loan Interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of Loan Interests. The Fund may also acquire Loan Interests under which the Fund derives its rights directly from the borrower. Such Loan Interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. The Fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

         The Advisor will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. The Advisor also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Fund does not have privity with the borrower, those institutions from or through whom the Fund derives its rights in a loan (the "Intermediate Participants").

         In a typical loan the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. The Fund will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable loan agreement.

         A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise.

         Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

MORTGAGE- AND ASSET-BACKED SECURITIES
(HERITAGE MONEY AND ADVANTAGE FUNDS)

         The Advantage Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement, including letters of credit, reserve funds, overcollateralization, and guarantees by third parties.

         The Heritage Money and Advantage Funds may each invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

         The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

         The Advantage Fund may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only ("IO") and principal only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment-grade.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS
(HERITAGE MONEY, MUNICIPAL MONEY, ADVANTAGE, AND MUNICIPAL ADVANTAGE FUNDS)

         The Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing" above.)

         Each Fund (except the Heritage Money Fund) may also engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing" above.) When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.

         The mortgage dollar rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade securities or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreement. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage. The Heritage Money and Municipal Money Funds will only engage in transactions permissible under Rule 2a-7.

REPURCHASE AGREEMENTS
(HERITAGE MONEY, MUNICIPAL MONEY, ADVANTAGE, AND MUNICIPAL ADVANTAGE FUNDS)

         A Fund may invest in repurchase agreements with respect to any security in which it may invest. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. If the value of such securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement will be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

         Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. The Heritage Money and Municipal Money Funds will not invest more than 10%, and the Advantage and Municipal Advantage Funds will not invest more than 15%, of their respective net assets in repurchase agreements maturing in more than seven days and other securities that are not readily marketable. (See "Illiquid Securities" above.) A Fund may, under certain circumstances, deem repurchase agreements, collateralized by U.S. government securities to be investments in U.S. government securities.

RULE 2A-7:  MATURITY, QUALITY, AND DIVERSIFICATION RESTRICTIONS
(TREASURY MONEY, HERITAGE MONEY, AND MUNICIPAL MONEY FUNDS)

         The Funds are subject to certain maturity restrictions pursuant to Rule 2a-7 under the 1940 Act for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, these Funds will (i) maintain a dollar weighted average portfolio maturity of 90 days or less, and (ii) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Funds will limit their investments to U.S. dollar-denominated securities which represent minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Funds will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

         Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which a Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:

         (1) An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         (2) A Variable Rate Instrument, the principal amount of which is scheduled on the face of the instrument to be paid on 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         (3) A Variable Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         (4) A Floating Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         (5) A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where no date is specified, but the agreement is subject to a demand, the notice period applicable to a demand for the repurchase of the securities.

         The Funds are subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. A Fund will invest at least 95% of its assets in instruments determined to present minimal credit risks and, at the time of acquisition, are (i) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; (ii) rated by at least two nationally recognized rating agencies (or by one agency if only one agency has issued a rating) (the "required rating agencies") in the highest rating category for short-term debt obligations; (iii) unrated but whose issuer is rated in the highest category by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the instrument; or (iv) unrated (other than the type described in (iii)) but determined by the Board of Directors of a Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating, and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in its highest rating category). The foregoing are referred to as "first-tier securities."

         The balance of the securities in which the Fund may invest are instruments determined to present minimal credit risks, which do not qualify as first-tier securities, and, at the time of acquisition, are (i) rated by the required rating agencies in one of the two highest rating categories for short-term debt obligations; (ii) unrated but whose issuer is rated in one of the two highest categories by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the obligation; or (iii) unrated (other than described in (ii)) but determined by the Board of Directors of a Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating and, with respect to a long-term security with a remaining maturity within a Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in one of its highest two rating categories). The foregoing are referred to as "second-tier securities."

         In addition to the foregoing guidelines, a Fund is subject to certain diversification restrictions pursuant to Rule 2a-7 under the 1940 Act, which include (i) the Fund will not acquire a second-tier security of an issuer if, after giving effect to the acquisition, the Fund would have invested more than the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) the Fund will not invest more than 5% of the Fund's assets in the securities (other than securities issued by the U.S. government or any agency or instrumentality thereof) issued by a single issuer, except for certain investments held for not more than 3 business days. These diversification restrictions are not currently applicable to the Municipal Money Fund. However, the SEC has proposed amendments to Rule 2a-7 which would impose such restrictions on tax-exempt money market funds, such as the Municipal Money Fund. To the extent these amendments, if adopted, limit the universe of permitted investments, they may lower the Municipal Money Fund's yield potential.

        As used herein, all capitalized but undefined terms shall have the meaning such terms have in Rule 2a-7.

SECTOR CONCENTRATION
(MUNICIPAL MONEY AND MUNICIPAL ADVANTAGE FUNDS)

         From time to time, the Municipal Money and Municipal Advantage Funds may each invest 25% or more of their respective net assets in municipal bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Such related sectors may include hospitals, retirement centers, pollution control, single family housing, multiple family housing, industrial development, utilities, education, and general obligation bonds. Each Fund also may invest 25% or more of its assets in municipal bonds whose issuers are located in the same state. Such states may include California, Pennsylvania, Texas, New York, Florida, and Illinois.

SHORT SALES AGAINST THE BOX
(ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS)

         The Funds may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that a Fund owns or has the right to acquire, for delivery at a specified date in the future. If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

TAXABLE SECURITIES
(MUNICIPAL MONEY AND MUNICIPAL ADVANTAGE FUNDS)

         From time to time, the Municipal Money and Municipal Advantage Funds may each invest up to 20% of their respective net assets in taxable investments (of comparable quality to their respective tax-free investments), which would produce interest not exempt from federal income tax, including: (i) obligations issued or guaranteed, as to principal and interest, by the United States government, its agencies, or instrumentalities; (ii) obligations of financial institutions, including banks, savings and loan institutions, insurance companies and mortgage banks, such as certificates of deposit, bankers' acceptances, and time deposits; (iii) corporate obligations, including preferred stock and commercial paper, with equivalent credit quality to the municipal securities in which the Funds may invest; and (iv) repurchase agreements with respect to any of the foregoing instruments. For example, a Fund may invest in such taxable investments pending the investment or reinvestment of such assets in municipal securities, in order to avoid the necessity of liquidating portfolio securities to satisfy redemptions or pay expenses, or when such action is deemed to be in the interest of a Fund's shareholders. In addition, each Fund may invest up to 100% of its total assets in private activity bonds, the interest on which is a tax-preference item for taxpayers subject to the federal alternative minimum tax.

TEMPORARY DEFENSIVE POSITION
(MUNICIPAL MONEY, ADVANTAGE, AND MUNICIPAL ADVANTAGE FUNDS)

         When the Advisor determines that market conditions warrant a temporary defensive position, the Funds may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

VARIABLE- OR FLOATING-RATE SECURITIES
(ALL FUNDS)

         The Funds may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

         Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on 7 days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, each Fund may consider that instrument's maturity to be shorter than its stated maturity. Any such determination by the Treasury Money, Heritage Money, and Municipal Money Funds will be made in accordance with Rule 2a-7.

         Variable-rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Funds may invest in them only if the Funds' Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Funds may invest. The Advisor, on behalf of the Funds, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Funds' portfolio.

         Each Fund will not invest more than 15%, or with respect to the Treasury Money, Heritage Money and Municipal Money Funds, 10%, of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). (See "Illiquid Securities" and "Investment Restrictions.") In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets a Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

         In determining a Fund's dollar-weighted average portfolio maturity, a Fund will consider a floating or variable rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable and floating rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.

WARRANTS
(ADVANTAGE FUND)

         Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. The Fund will not purchase warrants, valued at the lower of cost or market value, in excess of 5% of its net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.
Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

WHEN-ISSUED SECURITIES
(ALL FUNDS)

         The Funds may from time to time purchase securities on a "when-issued" basis. The price of debt securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on debt securities accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that their respective net asset values or income will be adversely affected by purchases of securities on a when-issued basis.

         The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Funds will meet their respective obligations from then-available cash flow, sale of the securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the respective Fund's payment obligation).

                      DIRECTORS AND OFFICERS OF THE FUNDS

         Directors and officers of the Funds, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk. Each officer and director holds the same position with the following registered investment companies: Strong Asset Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Insured Municipal Bond Fund, Inc.; Strong International Bond Fund, Inc.; Strong International Stock Fund, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; and Strong Total Return Fund, Inc. (collectively, the "Strong Funds"); and Strong Institutional Funds, Inc.; Strong Special Fund II, Inc.; and Strong Variable Insurance Funds, Inc.

         *Richard S. Strong (DOB 5/12/42), Chairman of the Board and Director of the Funds.

         Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a director of the Advisor. Since October 1993, Mr. Strong has been Chairman and a director of Strong Holdings, Inc., a Wisconsin corporation and subsidiary of the Advisor ("Holdings"), and the Fund's underwriter, Strong Funds Distributors, Inc., a Wisconsin corporation and subsidiary of Holdings ("Distributor"). Since January 1994, Mr. Strong has been Chairman and a director of Heritage Reserve Development Corporation, a Wisconsin corporation and subsidiary of Holdings; and since February 1994, Mr. Strong has been a member of the Managing Boards of Fussville Real Estate Holdings L.L.C., a Wisconsin Limited Liability Company and subsidiary of the Advisor, and Fussville Development L.L.C. a Wisconsin Limited Liability Company and subsidiary of the Advisor, and certain of its subsidiaries. Mr. Strong has served as (i) a director and Chairman of the Treasury Money Fund since February 1989; (ii) a director and Chairman of the Heritage Money Fund since May 1995; (iii) director and Chairman of the Municipal Money Fund since October 1986; (iv) a director and Chairman of the Municipal Advantage Fund since November 1995; and (v) a director and Chairman of the Advantage Fund since November 1988.

         Marvin E. Nevins (DOB 7/9/18), Director of the Funds.

         Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From July 1983 to December 1986, he was Chairman of General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin. Mr. Nevins has served as a director of the (i) Treasury Money Fund since February 1989; (ii) Heritage Money Fund since May 1995; (iii) Municipal Money Fund since October 1986; (iv) Municipal Advantage Fund since November 1995; and (v) the Advantage Fund since November 1988.

         Willie D. Davis (DOB 7/24/34), Director of the Funds.

         Mr. Davis has been director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, YMCA Metropolitan - Los Angeles since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980, Marquette University since 1988, and Occidental College since 1990. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a director of the Fireman's Fund (an insurance company) from 1975 until 1990. Mr. Davis has served as a director of the (i) Treasury Money, Municipal Money, and Advantage Funds since July 1994;
(ii) Municipal Advantage Fund since November 1995; and (iii) the Heritage Money since May 1995.

         *John Dragisic (DOB 11/26/40), President and Director of the Funds.

         Mr. Dragisic has been President of the Advisor since October 1995, and a director of the Advisor and a director of Holdings and Distributor since July 1994. Mr. Dragisic previously served as a director of the Strong Funds between 1991 and 1994, and as Vice Chairman of the Strong Funds between July 1994 and October 1995. Mr. Dragisic was the President and Chief Executive Officer of Grunau Company, Inc. (a mechanical contracting and engineering firm), Milwaukee, Wisconsin from 1987 until July 1994. From 1981 to 1987, he was an Executive Vice President with Grunau Company, Inc. From 1969 until 1973, Mr. Dragisic worked for the InterAmerican Development Bank. Mr. Dragisic received his Ph.D. in Economics in 1971 from the University of Wisconsin - Madison and his B.A. degree in Economics in 1962 from Lake Forest College. Mr. Dragisic has served as (i) President of the Treasury Money, Heritage Money, Municipal Money, Advantage, and Municipal Advantage Funds since October 1995; and (ii) as a director of the Treasury Money, Municipal Money, and Advantage Funds since April 1995; and of the Heritage Money Fund since May 1995; and of the Municipal Advantage Fund since November 1995.

         Stanley Kritzik (DOB 1/9/30), Director of the Funds.

         Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992. He has served as a director of the Treasury Money, Municipal Money, and Advantage Funds since April 1995; of the Heritage Money Fund since May 1995; and of the Municipal Advantage Fund since November 1995.

         William F. Vogt (DOB 7/19/47), Director of the Funds.

         Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives. He has served as a director of the Treasury Money, Municipal Money, and Advantage Funds since April 1995; of the Heritage Money Fund since May 1995; and of the Municipal Advantage Fund since November 1995.

         Lawrence A. Totsky (DOB 5/6/59), C.P.A., Vice President of the Funds.

         Mr. Totsky has been Senior Vice President of the Advisor since September 1994. Mr. Totsky served as Vice President of the Advisor from
December 1992 to September 1994.   Mr. Totsky acted as the Advisor's Manager of
Shareholder Accounting and Compliance from June 1987 to June 1991 when he was named Director of Mutual Fund Administration. Mr. Totsky has been a Vice President of the Treasury Money, Municipal Money, and Advantage Funds since May 1993; of the Heritage Money Fund since May 1995; and of the Municipal Advantage Fund since November 1995.

         Thomas P. Lemke (DOB 7/30/54), Vice President of the Funds.

         Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington, D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble Wagner. From August 1979 until December 1986, Mr. Lemke worked at the Securities and Exchange Commission, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October 1984). Mr. Lemke has been a Vice President of the Treasury Money, Municipal Money, and Advantage Funds since October 1994; of the Heritage Money Fund since May 1995; and of the Municipal Advantage Fund since November 1995.

         Ann E. Oglanian (DOB 12/7/61), Secretary of the Funds.

         Ms. Oglanian has been an Associate Counsel to the Advisor since January 1992. Ms. Oglanian acted as Associate Counsel for the Chicago-based investment management firm, Kemper Financial Services, Inc., from June 1988 until December 1991. Ms. Oglanian has been the Secretary of the Treasury Money, Municipal Money, and Advantage Funds since May 1994; of the Heritage Money Fund since May 1995; and of the Municipal Advantage Fund since November 1995.

         Ronald A. Neville (DOB 5/21/47), C.P.A., Treasurer of the Funds.

         Mr. Neville has been the Senior Vice President and Chief Financial Officer of the Advisor since January 1995. For fourteen years prior to that, Mr. Neville worked at Twentieth Century Companies, Inc., most notably as Senior Vice President and Chief Financial Officer (1988 until December 1994). Mr. Neville received his M.B.A. in 1972 from the University of Missouri - Kansas City and his B.A. degree in Business Administration and Economics in 1969 from Drury College. Mr. Neville has been the Treasurer of the Treasury Money, Municipal Money, and Advantage Funds since April 1995; of the Heritage Money Fund since May 1995; and of the Municipal Advantage Fund since November 1995.

         Except for Messrs. Nevins, Davis, Kritzik and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 33963. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301. Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206.

         The mutual fund complex that is managed by the Advisor, which is composed of 26 open-end management investment companies consisting of 37 mutual funds, of which the Funds are a part, in the aggregate, pays each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each mutual fund. In addition, each disinterested director is reimbursed by the mutual funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the mutual funds receive no compensation or expense reimbursement from the mutual funds.

         As of March 31, 1995, the officers and directors of the Treasury Money, Heritage Money, Municipal Money, and Advantage Funds in the aggregate beneficially owned less than 1% of each Fund's then outstanding shares.

         As of November 30, 1995, the officers and directors of the Municipal Advantage Fund in the aggregate beneficially owned less than 1% of each Fund's then outstanding shares.

                             PRINCIPAL SHAREHOLDERS

         As of March 31, 1995, the following persons owned of record or are known by the Funds (except for the Municipal Advantage Fund) to own of record or beneficially, more than 5% of the listed Fund's outstanding shares:

                  NAME AND ADDRESS             FUND/SHARES                    PERCENT OF CLASS
                  ----------------             -----------                    ----------------
 Charles Schwab & Co., Inc.                    Advantage/20,871,140           24.37%
 101 Montgomery Street
 San Francisco, California 94104

         As of November 30, 1995, Strong Capital Management, Inc. owned of record and beneficially 20,000 shares representing all of the Fund's outstanding shares.

                       INVESTMENT ADVISOR AND DISTRIBUTOR

         The Advisor to the Funds is Strong Capital Management, Inc. Mr. Richard S. Strong controls the Advisor. Mr. Strong is the Chairman and a director of the Advisor, Mr. Dragisic is the President and a director of the Advisor, Mr. Totsky is a Senior Vice President of the Advisor, Mr. Lemke is a Senior Vice President, Secretary and General Counsel of the Advisor, Mr. Neville is a Senior Vice President and Chief Financial Officer of the Advisor, and Ms. Oglanian is an Associate Counsel of the Advisor. A brief description of each Fund's investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "About the Funds - Management."

         The Advisory Agreements for the Treasury Money, Municipal Money and Advantage Funds, each of which is dated May 1, 1995, were last approved by shareholders of each Fund at the annual meeting of shareholders held on April 13, 1995. In addition, the Heritage Money Fund's Advisory Agreement, dated June 23, 1995, was last approved by the initial shareholder of such Fund on June 29, 1995, and the Municipal Advantage Fund's Advisory Agreement, dated November 29, 1995, was last approved by the initial shareholder of such Fund on November 29, 1995 (both the Heritage Money and Municipal Advantage Funds' Advisory Agreements will remain in effect for a period of two years after initial approval) (the Advisory Agreements for the Funds are hereinafter collectively referred to as the "Advisory Agreements"). Each Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act (in the case of the Advisory Agreements for the Heritage Money and Municipal Advantage Funds, such yearly approval requirements will not commence until the initial two year term of each Agreement expires). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor. In addition, an Advisory Agreement will terminate automatically in the event of its assignment.

         Under the terms of each Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.

         Except for expenses assumed by the Advisor as set forth above or by the Distributor as described below with respect to the distribution of a Fund's shares, each Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale; expenses for printing and distribution costs of Prospectuses and quarterly and semiannual financial statements mailed to existing shareholders; charges of custodians, transfer agent fees (including the printing and mailing of reports and notices to shareholders), fees of registrars, fees for auditing and legal services, fees for clerical services related to recordkeeping and shareholder relations, the cost of stock certificates; and fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; costs of shareholder and director meetings; and its allocable share of shareholder and director meetings.

         As compensation for its services, each Fund pays to the Advisor monthly management fees at the following annual rates: (1) Treasury Money
Fund: .40% of average daily net assets; (2) Heritage Money and Municipal Money
Funds: .50% of average daily net assets; and (3) Advantage and Municipal Advantage Funds: .60% of average daily net assets. (See "Shareholder Manual - Determining Your Share Price" in the Prospectus.) From time to time, the Advisor may voluntarily waive all or a portion of its management fee for a Fund. The organizational expenses of the Treasury Money and Heritage Money Funds, which were $61,800 and $74,235, respectively, were advanced by the Advisor and will be reimbursed by the respective Funds over a period of not more than 60 months from each Fund's date of inception.

The following table sets forth certain information concerning management fees for each Fund that has completed a fiscal year:

                       Management Fee
                          Incurred               Management Fee           Management Fee
                          by Fund                    Waiver                Paid by Fund
                          -------                    ------                ------------
Treasury Money Fund
             1992       $     101,521             $   101,521            $            0
             1993             112,541                 112,541                         0
             1994             276,272                 262,326                    13,946

Municipal Money Fund
             1992       $   5,167,616             $    31,046            $    5,136,570
             1993           5,863,644                       0                 5,863,644
             1994           6,638,362                 186,998                 6,451,364

Advantage Fund
             1992       $   1,298,790             $         0            $    1,298,790
             1993           1,953,255                       0                 1,953,255
             1994           3,981,369                       0                 3,981,369

         Each Advisory Agreement requires the Advisor to reimburse a Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed the percentage of the average net asset value of the Fund for such year. Such excess is determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the laws of the various states in which the Funds' common stock is qualified for sale; or if the states in which the Funds' common stock is qualified for sale impose no restrictions, the Advisor shall reimburse a Fund in the event the expenses and charges payable by the Fund in any fiscal year (as described above) exceed 2%. The most restrictive percentage limitation currently applicable to a Fund is 2.5% of its average daily net assets up to $30,000,000, 2% on the next $70,000,000 of its average daily net assets and 1.5% of its average daily net assets in excess of $100,000,000. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for a Fund in addition to the reimbursement of expenses in excess of application limitations.

         On July 12, 1994, the Securities and Exchange Commission (the "SEC") filed an administrative action (Order) against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order alleged that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further alleged that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

         The staff of the U.S. Department of Labor (the "Staff") has contacted the Advisor regarding alleged cross-trading of securities between 1987 and early 1990 involving various customer accounts subject to the Employee Retirement Security Act of 1974 ("ERISA") and managed by the Advisor. The Advisor has informed the Staff of the basis for its position that the trades complied with ERISA and that, in any event, any alleged noncompliance was not the cause of any losses to the accounts. The Staff has stated that it disagrees with the Advisor's positions, although to date it has not filed any action against the Advisor. At this time, the Advisor is negotiating with the Staff regarding a possible resolution of the matter, but it cannot presently determine whether the matter will be settled or litigated or, if it is settled or litigated, how it ultimately will be resolved. However, management presently believes, based on current knowledge and the Advisor's insurance coverage, that the ultimate resolution of this matter should not have a material adverse effect on the Advisor's financial position.

         The Advisor has adopted a Code of Ethics (the "Code") which governs the personal trading activities of all "Access Persons" of the Advisor. Access Persons include every director and officer of the Advisor and the investment companies managed by the Advisor, including the Funds, as well as certain employees of the Advisor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Advisor's clients ahead of their own.

         The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Funds) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Funds), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which, at the time, is being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods which prohibit trading by Access Persons who are portfolio managers within seven calendar days of trading in the same securities by any mutual fund or other account managed by the portfolio manager.

         Under Distribution Agreements with the Treasury Money, Municipal Money, and Advantage Funds dated December 1, 1993, the Heritage Money Fund dated June 23, 1995, and the Municipal Advantage Fund dated November 29, 1995 (collectively, the "Distribution Agreements"), Strong Funds Distributors, Inc. ("Distributor") acts as underwriter of each Fund's shares. The Distribution Agreements provide that the Distributor will use its best efforts to distribute each Fund's shares. Since the Funds are "no-load" funds, no sales commissions are charged on the purchase of Fund shares. Each Distribution Agreement further provides that the Distributor will bear the costs of printing Prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of a Fund's shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. The Distribution Agreements are subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreements.

         From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of a Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. proposed rule amendments in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Funds. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commissions. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.

         Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

         In carrying out the provisions of the Advisory Agreements, the Advisor may cause the Funds to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreements provide that such higher commissions will not be paid by a Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Advisor, the total commissions paid by a Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fees paid by the Funds under the Advisory Agreements are not reduced as a result of the Advisor's receipt of research services.

         Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

         Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Funds and other advisory clients.

         From time to time, the Advisor may purchase securities for a Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Funds and other advisory clients, provide the Advisor with research. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

         Each year, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Funds and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

         During its last fiscal year, the Advisor had an arrangement with various brokers whereby, in consideration of the providing of research services, the Advisor allocated brokerage to those firms, provided that their brokerage and research services were satisfactory to the Advisor and their execution capabilities were compatible with the Advisor's policy of seeking best execution at the best security price available, as discussed above.

         The Advisor may direct the purchase of securities on behalf of the Funds and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

         The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.

         The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

         Where consistent with a client's investment objectives, investment restrictions, and risk tolerance, the Advisor may purchase securities sold in underwritten public offerings for client accounts, commonly referred to as "deal" securities. The Advisor has adopted deal allocation procedures (the "procedures"), summarized below, that reflect the Advisor's overriding policy that deal securities must be allocated among participating client accounts in a fair and equitable manner and that deal securities may not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients.

         The procedures provide that, in determining which client accounts a portfolio manager team will seek to have purchase deal securities, the team will consider all relevant factors including, but not limited to, the nature, size, and expected allocation to the Advisor of deal securities; the size of the account(s); the accounts' investment objectives and restrictions; the risk tolerance of the client; the client's tolerance for possibly higher portfolio turnover; the amount of commissions generated by the account during the past year; and the number of other deals the client has participated in during the past year.

         Where more than one of the Advisor's portfolio manager teams seeks to have client accounts participate in a deal and the amount of deal securities allocated to the Advisor by the underwriting syndicate is less than the aggregate amount ordered by the Advisor (a "reduced allocation"), the deal securities will be allocated among the portfolio manager teams based on all relevant factors. The primary factor shall be assets under management, although other factors that may be considered in the allocation decision include, but are not limited to, the nature, size, and expected Advisor allocation of the deal; the amount of brokerage commissions or other amounts generated by the respective participating portfolio manager teams; and which portfolio manager team is primarily responsible for the Advisor receiving securities in the deal. Based on the relevant factors, the Advisor has established general allocation percentages for its portfolio manager teams, and these percentages are reviewed on a regular basis to determine whether asset growth or other factors make it appropriate to use different general allocation percentages for reduced allocations.

         When a portfolio manager team receives a reduced allocation of deal securities, the portfolio manager team will allocate the reduced allocation among client accounts in accordance with the allocation percentages set forth in the team's initial allocation instructions for the deal securities, except where this would result in a de minimis allocation to any client account. On a regular basis, the Advisor reviews the allocation of deal securities to ensure that they have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients.

         The Treasury Money and Municipal Money Funds did not pay any brokerage commissions during 1992, 1993, and 1994. In addition, because the Heritage Money and Municipal Advantage Funds did not commence operations until June 29, 1995 and November 30, 1995, respectively, neither Fund paid any brokerage commissions in the years from 1992 to 1994. Finally, the Advantage Fund paid brokerage commissions during 1992, 1993, and 1994 of approximately $75,000, $49,000, and $4,000, respectively.

         For the 1993 fiscal period ended December 31, the Advantage Fund's portfolio turnover rate was 304.8%. This portfolio turnover rate was higher than anticipated primarily because the Advantage Fund employed a trading strategy to take advantage of yield spread opportunities to help enhance the Fund's total return.

         As of December 31, 1994, the Advantage Fund had acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents in the following amounts:

     Regular Broker or Dealer or Parent Issuer         Value of Securities Owned as of December 31, 1994*
---------------------------------------------------------------------------------------------------------
Lehman Brothers                                                            $20,780,000
Chase Manhattan                                                             29,059,000
--------------------

*To the nearest thousand.

                                   CUSTODIAN

         As custodian of each Fund's assets, Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Funds. With respect to the Heritage Money Fund only, the custodian has entered into a sub-custodial arrangement with Bankers Trust Company ("BTC") pursuant to which BTC may retain custody of certain of the Heritage Money Fund's dollar-denominated foreign securities. The custodian and, if applicable, the sub-custodian are in no way responsible for any of the investment policies or decisions of the Funds.

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

         The Advisor acts as transfer agent and dividend-disbursing agent for the Funds. The Advisor is compensated based on an annual fee per open account of $32.50 for the Treasury Money, Heritage Money and Municipal Money Funds, and $31.50 for the Advantage and Municipal Advantage Funds, plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. The Advisor also receives an annual fee per closed account of $4.20 from each Fund. The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreement. In addition, the Advisor provides certain printing and mailing services for the Funds, such as printing and mailing of shareholder account statements, checks, and tax forms.

         The following table sets forth certain information concerning amounts paid by the Funds for transfer agency and dividend disbursing and printing and mailing services for each Fund that has completed a fiscal year:


                          Transfer Agency and Dividend Disbursement
                          Services Charges Incurred
                          ----------------------------------------------------------------------------
                            Per                          Printing and        Amounts        Net Amount
                          Account           Expense        Mailing          Waived By        Paid By
  Fund                    Charges        Reimbursements    Services          Advisor           Fund
--------                  -------        --------------    --------          -------           ----
Treasury Money Fund
     1992               $   36,290        $   21,186      $   1,134       $   47,932      $   10,678
     1993                   50,411            22,958          2,030           75,399               0
     1994                   91,501            26,314          3,170           75,937          45,048
Municipal Money Fund
     1992               $  690,433        $  584,742      $  46,600       $        0      $1,321,775
     1993                  812,633           497,291         46,480                0       1,356,404
     1994                  867,886           530,206         33,624                0       1,431,716
Advantage Fund
     1992               $  438,374        $  140,534      $  19,474       $        0      $  598,382
     1993                  515,380           139,749         19,731                0         674,860
     1994                  898,713           178,059         22,392                0       1,099,164

         From time to time, the Advisor and/or the Funds, directly or indirectly through arrangements with the Advisor, and/or the Advisor may pay amounts to third parties that provide administrative services relating to the Funds to persons who beneficially own interests in the Funds, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Funds, transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses, other communications regarding the Funds, and related services as the Funds or beneficial owners may reasonably request. In such cases, the Funds will not pay fees at a rate that is greater than the rate the Funds are currently paying the Advisor for providing these services to Fund shareholders.

                                     TAXES

GENERAL

         As indicated under "About the Funds - Distributions and Taxes" in the Prospectus, each Fund intends to continue to qualify annually for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification does not involve government supervision of the Funds' management practices or policies.

         In order to qualify for treatment as a RIC under the Code, the Treasury Money, Heritage Money, and Advantage Funds, must each distribute to their respective shareholders for each taxable year at least 90% of their respective investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, if any) and the Municipal Money and Municipal Advantage Funds must each distribute to their respective shareholders at least 90% of the sum of their respective investment company taxable income plus net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"). In addition, each Fund must meet several additional requirements, which include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, if any, or other income (including gains from options, futures, or forward currency contracts, if any), derived with respect to its business of investing in securities or these currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or options or futures (other than those on foreign currencies, if any), or foreign currencies (or options, futures, or forward contracts thereon), if any, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) that were held for less than three months ("30% Limitation"); (3) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the Code.

         Dividends paid by the Municipal Money and Municipal Advantage Funds will qualify as "exempt-interest dividends," as defined in the Prospectus, and thus will be excludable from gross income by their respective shareholders, if the Funds satisfy the requirement that, at the close of each quarter of their respective taxable years, at least 50% of the value of their respective total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Fund's shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Municipal Money and Municipal Advantage Funds under local and state income tax laws may differ from the treatment thereof under the Code.

         With respect to the Municipal Money and Municipal Advantage Funds, if Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares. Any portion of such a loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Whereas, with respect to the Treasury Money, Heritage Money, and Advantage Funds, if Fund shares are sold at a loss after being held for six months or less, the loss will simply be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TRANSACTIONS (HERITAGE MONEY AND ADVANTAGE FUNDS)

         Interest and dividends received by the Heritage Money and Advantage Funds may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on their respective securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         Each Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time a Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

DERIVATIVE INSTRUMENTS (ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS)

         The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Advantage and Municipal Advantage Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be executed by future regulations), and income from transactions in options, futures, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the 30% Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the 30% Limitation if they are held for less than three months.

         If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Funds intend that, when they engage in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Funds' hedging transactions. To the extent this treatment is not available or is not elected by a Fund, it may be forced to defer the closing out of certain options, futures, or forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

         For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts that are subject to section 1256 of the Code ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which a Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract. Unrealized gains on Section 1256 Contracts that have been held by a Fund for less than three months as of the end of its taxable year, and that are recognized for federal income tax purposes as described above, will not be considered gains on investments held for less than three months for purposes of the 30% Limitation.

INVESTMENTS IN CERTAIN MUNICIPAL SECURITIES (MUNICIPAL MONEY AND MUNICIPAL ADVANTAGE FUNDS)

         Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is subject to the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether a Fund's tax-exempt interest was attributable to such bonds. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Municipal Money and Municipal Advantage Funds because, for users of certain of these facilities, the interest on such bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

         The Municipal Money and Municipal Advantage Funds may each invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). Market discount generally arises when the value of the bond declines after issuance (typically, because of an increase in prevailing interest rates or a decline in the issuer's creditworthiness). Gain on the disposition of a municipal market discount bond purchased by a Fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES (ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS)

         The Advantage and Municipal Advantage Funds may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As the holder of those securities, a Fund must take into account or include in its income (with respect to taxable securities) the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must take into account or include in its gross income (with respect to taxable securities) securities it receives as "interest" on pay-in-kind securities. Because a Fund annually must distribute substantially all of its investment company taxable income, including any tax-exempt original issue discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the 30% Limitation, any such gains would reduce a Fund's ability to sell other securities, or certain options, or futures, or forward currency contracts, held for less that three months that it might wish to sell in the ordinary course of its portfolio management.

         The foregoing federal tax discussion as well as the tax discussion contained within the Prospectus under "About the Funds - Distributions and Taxes" is intended to provide you with an overview of the impact of federal income tax provisions on each Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts a Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes a Fund's tax treatment, could adversely affect the value of a shareholder's investment in a Fund. Because each Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of a Fund and the federal, state, and local tax consequences to shareholders of an investment in a Fund.

                        DETERMINATION OF NET ASSET VALUE

         As set forth in the Prospectus under the caption "Shareholder Manual - Determining Your Share Price," the net asset value of each Fund will be determined as of the close of trading on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

         The Treasury Money, Heritage Money, and Municipal Money Funds value their securities on the amortized cost basis and seek to maintain their net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were any other deviation which the Board of Directors of the particular Fund believed would result in a material dilution to shareholders or purchasers, the Board of Directors would consider taking any one or more of the following actions or any other action considered appropriate: selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by reputable sources.

                       ADDITIONAL SHAREHOLDER INFORMATION

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES AND AUTOMATIC EXCHANGE PLAN

         Shares of a Fund and any other funds sponsored by the Advisor may be exchanged for each other at relative net asset values. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the fund for which Fund shares are being exchanged (the "New Fund"). For federal income tax purposes, any such exchange constitutes a sale upon which a capital gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. If you are interested in exercising any of these exchange privileges, you should obtain Prospectuses of other funds sponsored by the Advisor from the Advisor. Upon a telephone exchange, the transfer agent establishes a new account in the New Fund with the same registration and dividend and capital gains options as the redeemed account, unless otherwise specified, and confirms the purchase to you.

         The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone, providing written confirmations of such transactions to the address of record, and tape recording telephone instructions.

         The Telephone Exchange and Redemption Privileges and Automatic Exchange Plan are available only in states where shares of the New Fund may be sold, and may be modified or discontinued at any time. Additional information regarding the Telephone Exchange and Redemption Privileges and Automatic Exchange Plan is contained in the Funds' Prospectus.

DOLLAR COST AVERAGING

         Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan, all discussed in the Funds' Prospectus under the heading "Shareholder Manual - How to Buy Shares," are methods of implementing DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than your average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your ability to continue the program through periods of both low and high share-price levels.

RETIREMENT PLANS

Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred IRA. The Strong Funds offer a prototype plan for you to establish your own IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your IRA. Under certain circumstances, your contribution will be deductible.

Direct Rollover IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or Code section 403(b) plan distribution directly into an IRA. This tax cannot be avoided if you receive a distribution and then roll it over into an IRA. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

Simplified Employee Pension Plan (SEP-IRA): A SEP-IRA allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

Salary Reduction Simplified Employee Pension Plan (SAR SEP-IRA): A SAR SEP-IRA is a type of SEP-IRA in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income.

Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. There are three plan types: a profit-sharing plan, a money purchase pension plan, and a paired plan (a combination of a profit-sharing plan and a money purchase plan).

401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) Plan: A tax-sheltered custodial account designed to qualify under section 403(b)(7) of the Code is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

                               FUND ORGANIZATION

         The Advantage Fund is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The Municipal Money and Municipal Advantage Funds are series of common stock of Strong Municipal Funds, Inc., a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing objectives. The U.S. Treasury Money Fund is a series of common stock of Strong Income Funds, Inc., a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing objectives. The Heritage Money Fund is a series of common stock of Strong Heritage Reserve Series, Inc., a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Articles of Incorporation for each of the FundCorporations provides that if additional classes of shares are issued by a FundCorporation, such new classes of shares may not affect the preferences, limitations or relative rights of the FundCorporation's outstanding shares. In addition, the Board of Directors of each FundCorporation is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of a FundCorporation may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the FundsCorporation have no preemptive, conversion, or subscription rights. Each Fund currently has only one series of common stock outstanding. If a FundIf a Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

         Each Corporation was organized on the following dates and currently has the following authorized shares of capital stock:

                                            Incorporation   Date Series       Authorized          Par
          Corporation                           Date          Created           Shares         Value ($)
----------------------------------------------------------------------------------------------------------
 Strong Income Funds, Inc.                     02/24/89                      10,000,000,000      .00001
   - Strong U.S. Treasury Money Fund                          02/24/89        3,000,000,000      .00001
   - Strong High-Yield Bond Fund*                             10/27/95          300,000,000      .00001
 Strong Heritage Reserve Series, Inc.          06/02/89                      10,000,000,000      .00001
   - Strong Heritage Money Fund                               05/11/95        2,000,000,000      .00001
 Strong Municipal Funds, Inc.                  07/28/86                      10,000,000,000      .00001
   - Strong Municipal Money Market Fund                       07/28/86        3,000,000,000      .00001
   - Strong Municipal Advantage Fund                          10/27/95          300,000,000      .00001
 Strong Advantage Fund, Inc.                   08/31/88                       1,000,000,000       .0001

*Described in a different prospectus and statement of additional information.

                              SHAREHOLDER MEETINGS


      The Wisconsin Business Corporation Law permits registered investment companies, or series thereof, such as the Funds, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Funds have adopted the appropriate provisions in their Bylaws and may, at their discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

      Each Fund's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of a Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary of a Fund shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

                            PERFORMANCE INFORMATION

      As described in the "About the Funds - Performance Information" section of the Funds' Prospectus, each Fund's historical performance or return may be shown in the form of "yield," "average annual total return," "total return," and "cumulative total return." In addition, the Treasury Money, Heritage Money, and Municipal Money Funds' performance may be shown in the form of "effective yield," and the Municipal Money and Municipal Advantage Funds' performance may be shown in the form of "equivalent taxable yield." From time to time, the Advisor may agree to waive or reduce its management fee and to absorb certain operating expenses for a Fund. All performance and returns noted herein are historical and do not represent the future performance of a Fund.

YIELD

      The Advantage and Municipal Advantage Funds' yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for a Fund is based on a one month or 30-day period. The yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:
                                       6
                   YIELD = 2[( a-b + 1)  - 1]
                               ---
                                cd

      Where:  a = dividends and interest earned during the period.
              b = expenses accrued for the period (net of reimbursements).
              c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
              d = the maximum offering price per share on the last day of the period.

      For the 30-day period ended December 30, 1994, the Advantage Fund's yield was 6.82. Yield figures for the Municipal Advantage Fund are not available since the Fund is new and just recently commenced operations on November 30, 1995. In computing yield, the Funds follow certain standardized accounting practice specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare annual and interim financial statements in conformity with generally accepted accounting principles.

CURRENT YIELD

      The Treasury Money, Heritage Money, and Municipal Money Funds' current yield quotations are based on a seven-day period computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. For the seven-day period ended December 30, 1994, the Treasury Money Fund's current yield was 4.70% and the Municipal Money Fund's current yield was 4.54%. During this period, the Advisor waived management fees of 0.15% for the Treasury Money Fund. Without this waiver, the Treasury Money Fund's current yield would have been 4.55%.

EFFECTIVE YIELD

      The Treasury Money, Heritage Money, and Municipal Money Funds' effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return + 1)(365/7) - 1. For the seven-day period ended December 30, 1994, the Treasury Money Fund's effective yield was 4.81% and the Municipal Money Fund's effective yield was 4.64%. Without the waiver noted above, the Treasury Money Fund's effective yield would have been 4.66%.

TAX-EQUIVALENT YIELD

      The tax-equivalent yield for the Municipal Money and Municipal Advantage Funds' is computed by dividing that portion of a Fund's yield (computed as described above) that is tax-exempt by one minus the stated federal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. Tax-equivalent yield does not reflect possible variations due to the federal alternative minimum tax. Based upon a marginal federal income tax rate of 31.0% and the Municipal Money Fund's yield computed as described above, such Fund's 7-day tax equivalent yield (period ended December 30, 1994) was 6.58%. The tax-equivalent yield for the Municipal Advantage Fund is not available since the Fund is new and just recently commenced operations on November 30, 1995. For additional information concerning tax-exempt yields, see "Tax-Exempt versus Taxable Yield" below.

DISTRIBUTION RATE

      The distribution rate is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by a Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from a Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains. Therefore, a Fund's distribution rate may be substantially different than its yield. Both a Fund's yield and distribution rate will fluctuate.

AVERAGE ANNUAL TOTAL RETURN

      The Funds' average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures for various periods are set forth in the table below.

TOTAL RETURN

      Calculation of each Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in a Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for various periods are set forth in the table below.

CUMULATIVE TOTAL RETURN

      Calculation of each Fund's cumulative total return is not subject to a standardized formula and represents the simple change in value of our investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

      A Fund's performance figures are based upon historical results and do not represent future results. Each Fund's shares are sold at net asset value per
share.   The Advantage and Municipal Advantage Funds' returns and net asset values will fluctuate and shares are redeemable at the then current net asset value of each Fund, which may be more or less than original cost. In addition, although the Treasury Money, Heritage Money, and Municipal Money Funds seek to maintain a stable net asset value of $1.00, there is no assurance that any such Fund will be able to do so. As a result, the yield for these Funds will fluctuate. An investment in the Treasury Money, Heritage Money, and Municipal Money Funds is neither insured nor guaranteed by the U.S. government. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

      The figures below show performance information for various periods ended December 31, 1994. No adjustment has been made for taxes, if any, payable on dividends. Securities prices fluctuated during these periods.

ADVANTAGE FUND

                                                              Total         Average Annual
                                                              Return         Total Return
                                                              ------         ------------
                           Initial         Ending Value
                           $10,000         December 31,     Percentage        Percentage
                          Investment           1994          Increase          Increase
                          -------------------------------------------------------------
Life of Fund(1)            $10,000           $15,793           57.93%            7.78%
Five Years                  10,000            14,289           42.89             7.40
One Year                    10,000            10,356            3.56             3.56

-----------------------
(1) November 25, 1988

      The Advantage Fund's total return for the three months ending March 31, 1995 was 1.56%. Because the Municipal Advantage Fund did not commence operations until November 30, 1995, total return information is not yet available.

      TAX-EXEMPT VERSUS TAXABLE YIELD. An investor may want to determine which investment, tax-exempt or taxable, will provide you with a higher after-tax return. To determine the tax-equivalent yield, simply divide the yield from the tax-exempt investment by the sum of (1 minus the investor's marginal tax rate). The tables below are provided for making this calculation for selected tax-exempt yield and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that a Fund may generate. The tables are based upon the 1995 federal tax rates (in effect as of December 31, 1994).

TAXABLE EQUIVALENT YIELD

                                                                           A TAX-FREE YIELD OF:
                                                         ------------------------------------------------------------
                                                          4%           5%            6%            7%            8%
  1995 Taxable Income Levels
----------------------------------------------------------------------------------------------------------------------
       Single          Married Filing    Marginal                   IS EQUIVALENT TO A TAXABLE YIELD OF:
                           Jointly       Tax Rate
----------------------------------------------------------------------------------------------------------------------
      under 23,351       under 39,001      15%           4.71%         5.88%         7.06%         8.24%         9.41%
     23,351-56,550      39,001-94,250      28%           5.56%         6.94%         8.33%         9.72%        11.11%
    56,551-117,950     94,251-143,600      31%           5.80%         7.25%         8.70%        10.14%        11.59%
   117,951-256,500    143,601-256,500      36%           6.25%         7.81%         9.38%        10.94%        12.50%
      over 256,500       over 256,500     39.6%          6.62%         8.28%         9.93%        11.59%        13.25%

COMPARISONS

(1)   U.S. TREASURY BILLS, NOTES, OR BONDS
      Investors may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government because such investments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

(2)   CERTIFICATES OF DEPOSIT
      Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit, which are taxable income producing products, may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

(3)   MONEY MARKET FUNDS
      Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and an investment in money market fund shares is neither insured nor guaranteed by the U.S. government, but share values usually remain stable.

(4) LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS
      From time to time, in marketing and other fund literature, a Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. A Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. A Fund's performance may also be compared to the average performance of its Lipper category. Lipper also issues a monthly yield analysis for fixed income funds.

(5)   MORNINGSTAR, INC.
      A Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

(6) IBC/DONOGHUE, INC. (TREASURY MONEY, HERITAGE MONEY AND MUNICIPAL MONEY FUNDS ONLY)
      IBC/Donoghue, Inc. is an independently operated financial newsletter publishing firm specializing in the statistical analysis of the trends in the money market mutual fund industry. From time to time, in marketing and other fund literature, IBC/Donoghue, Inc. data may be quoted or compared to the Treasury Money, Heritage Money and Municipal Money Funds' performance. IBC/Donoghue, Inc. provides current (7 and 30 day yields) and historical performance (1, 3, and 5 year returns), rankings and category averages for over 1,100 money market mutual funds.

(7)   INDIVIDUAL MUNICIPAL BONDS (MUNICIPAL ADVANTAGE FUND ONLY)
      The Municipal Advantage Fund may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they may not offer the reduced risk of a mutual fund which invests in many different securities. The initial investment requirements and sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.

(8)   INDEPENDENT SOURCES
      Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund, especially those with similar objectives. Sources for Fund performance information and articles about a Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

(9) VARIOUS BANK PRODUCTS (EXCEPT ADVANTAGE AND MUNICIPAL ADVANTAGE FUNDS) Each of the Treasury Money, Heritage Money, and Municipal Money Fund's
performance also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts, Super N.O.W. accounts and certificates of deposit of various maturities as reported in the Bank Rate Monitor, National Index of 100 leading banks, and thrift institutions as published by the Bank Rate Monitor, Miami Beach, Florida. The rates published by the Bank Rate Monitor National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large banks and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas. The rates provided for the bank accounts assume no compounding and are for the lowest minimum deposit required to open an account. Higher rates may be available for larger deposits.

      With respect to money market deposit accounts and Super N.O.W. accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of each Fund are redeemable at the net asset value (normally, $1.00 per share) next determined after a request is received, without charge (with the exception of a $3.00 redemption fee charged by the Heritage Money Fund under certain circumstances).

(10)  INDICES
      The Funds may compare their performance to a wide variety of indices including the following:

      (a)  The Consumer Price Index
      (b)  Bond Buyer Index
      (c)  Bond Buyer 1-Year Note
      (d)  Merrill Lynch 91 Day Treasury Bill Index
      (e)  Merrill Lynch Government/Corporate 1-3 Year Index
      (f)  IBC/Donoghue's Taxable Money Fund Average(TM)
      (g)  IBC/Donoghue's Tax-Free Money Fund Average
      (h)  IBC/Donoghue's Government Money Fund Average(TM)
      (i)  Salomon Brothers 1-Month Treasury Bill Index
      (j)  Salomon Brothers 3-Month Treasury Bill Index
      (k)  Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index
      (l) Salomon Brothers 1-3 Year Treasury/Government-Sponsored/Corporate Bond Index
      (m)  Salomon Brothers High Grade Corporate Bond Index
      (n)  Salomon Brothers Corporate Bond Index
      (o)  Salomon Brothers AAA, AA, A, BBB, and BB Corporate Bond Indexes
      (p)  Salomon Brothers Broad Investment-Grade Bond Index
      (q)  Salomon Brothers High-Yield BBB Index
      (r)  Lehman Brothers Aggregate Bond Index
      (s)  Lehman Brothers 1-3 Year Government/Corporate Bond Index
      (t)  Lehman Brothers Intermediate Government/Corporate Bond Index
      (u)  Lehman Brothers Intermediate AAA, AA, and A Corporate Bond Indexes
      (v)  Lehman Brothers Government/Corporate Bond Index
      (w)  Lehman Brothers Corporate Baa Index

      (x)  Lehman Brothers Intermediate Corporate Baa Index
      (y)  Lehman Brothers Municipal Bond Index
      (z)  Lehman Brothers 1-Year Municipal Bond Index
      (aa) Lehman Brothers 3-Year Municipal Bond Index
      (bb) Lehman Brothers Insured Municipal Bond Index
      (cc) Lehman Brothers Baa Municipal Bond Index
      (dd) S&P Municipal One Million 1-Year Index

      There are differences and similarities between the investments which a Fund may purchase and the investments measured by the indices which are noted herein. The market prices and yields of taxable and tax-exempt bonds will fluctuate. There are important differences among the various investments included in the indices that should be considered in reviewing this information.

(11)  HISTORICAL ASSET CLASS RETURNS
      From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

(12)  STRONG FAMILY OF FUNDS
      The Strong Family of Funds offers a comprehensive range of conservative to aggressive investment options. All of the members of the Strong Family and their investment objectives are listed below. The Funds are listed in ascending order of risk and return, as determined by the Funds' Advisor.

FUND NAME                         INVESTMENT OBJECTIVE
Strong U.S. Treasury Money Fund   Current income, a stable share price, and daily liquidity.
Strong Money Market Fund          Current income, a stable share price, and daily liquidity.
Strong Heritage Money Fund        Current income, a stable share price, and daily liquidity.
Strong Municipal Money Market     Federally tax-exempt current income, a stable share-price, and daily
Fund                              liquidity.
Strong Municipal Advantage Fund   Federally tax-exempt current income with a very low degree of share-price fluctuation.
Strong Advantage Fund             Current income with a very low degree of share-price fluctuation.

Strong Short-Term Bond Fund       Total return by investing for a high level of current income with a low degree of share-price fluctuation.
Strong Short-Term Municipal Bond  Total return by investing for a high level of federally tax-exempt
Fund                              current income with a low degree of share-price fluctuation.
Strong Short-Term Global Bond     Total return by investing for a high level of income with a low degree
Fund                              of share-price fluctuation.
Strong Government Securities      Total return by investing for a high level of current income with a
Fund                              moderate degree of share-price fluctuation.
Strong Insured Municipal Bond     Total return by investing for a high level of federally tax-exempt
Fund                              current income with a moderate degree of share-price fluctuation.
Strong Municipal Bond Fund        Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.

Strong Corporate Bond Fund        Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
Strong International Bond Fund    High total return by investing for both income and capital appreciation.
Strong High-Yield Bond Fund       Total return by investing for a high level of current income and capital growth.
Strong High-Yield Municipal Bond  Total return by investing for a high level of federally tax-exempt
Fund                              current income.
Strong Asset Allocation Fund      High total return consistent with reasonable risk over the long term.
Strong Equity Income Fund         Total return by investing for both income and capital growth.
Strong American Utilities Fund    Total return by investing for both income and capital growth.

Strong Total Return Fund          High total return by investing for capital growth and income.
Strong Growth and Income Fund     High total return by investing for capital growth and income.
Strong Value Fund                 Capital growth.
Strong Opportunity Fund           Capital growth.
Strong Growth Fund                Capital growth.
Strong Common Stock Fund*         Capital growth.

Strong Small Cap Fund             Capital growth.
Strong Discovery Fund             Capital growth.
Strong International Stock Fund   Capital growth.
Strong Asia Pacific Fund          Capital growth.

* The Fund is currently closed to new investors.

     The Advisor also serves as Advisor or Subadvisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

     Each Fund may from time to time be compared to the other funds in the Strong Family of Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

(13) TYING TIME FRAMES TO YOUR GOALS

     There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS

      UNDER 1 YEAR                 1 TO 2 YEARS          4 TO 7 YEARS                 5 OR MORE YEARS
      ------------                 ------------          ------------                 ---------------
U.S. Treasury Money Fund   Municipal Advantage Fund      Government Securities        Total Return Fund
Money Market Fund          Advantage Fund                Fund                         Opportunity Fund
Heritage Money Fund                                      Insured Municipal Bond       Growth Fund
Municipal Money Market             2 TO 4 YEARS          Fund                         Common Stock Fund*
Fund                               ------------
                           Short-Term Bond Fund          Municipal Bond Fund          Discovery Fund
                           Short-Term Municipal Bond     Corporate Bond Fund          International Stock
                           Fund                          International Bond Fund      Fund
                           Short-Term Global Bond        High-Yield Municipal Bond    Asia Pacific Fund
                           Fund                          Fund                         Value Fund
                                                         Asset Allocation Fund        Small Cap Fund
                                                         American Utilities Fund      Equity Income Fund
                                                         High-Yield Bond Fund         Growth and Income
                                                                                      Fund


*This fund is currently closed to new investors.

ADDITIONAL FUND INFORMATION

(1)  DURATION

     Duration is a calculation that measures the price sensitivity of a Fund to changes in interest rates. Theoretically, if a Fund had a duration of 2.0, a 1% increase in interest rates would cause the prices of the bonds in the Fund to decrease by approximately 2%. Conversely, a 1% decrease in interest rates would cause the prices of the bonds in the Fund to increase by approximately 2%. Depending on the direction of market interest rates, a Fund's duration may be shorter or longer than its average maturity.

(2)  PORTFOLIO CHARACTERISTICS

     In order to present a more complete picture of a Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

(3)  MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE

     Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index.
One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

                                                        2
      Standard deviation = the square root of E(x  - x )
                                                 i    m
                                              -----------
                                                   n-1
where      E = "the sum of",
           x  = each individual return during the time period,
            i
           x  = the average return over the time period, and
            m
           n = the number of individual returns during the time period.

     Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

     Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

                              GENERAL INFORMATION

BUSINESS PHILOSOPHY

     The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery. Through its commitment to excellence, the Advisor intends to benefit investors and to encourage them to think of Strong Funds as their mutual fund family.

     The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

     Discussions of economic, social, and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may impact the Funds include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

     These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you are tempted to spend those assets on short-term needs.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.


STRONG RETIREMENT PLAN SERVICES

     Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.

Markets:

     The retirement plan services provided by the Advisor focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.

1. Small company plans. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service, and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.

2. Large company plans. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, a conversion specialist (if applicable), an accounting manager, a legal/technical manager, and an education/communications educator.

3.       Women-owned businesses.

4.       Non-profit and educational organizations (the 403(b) market).

Turnkey approach:

         The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

         The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design and a wide range of investment options. The open architecture design of the plans allow for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

Education:

         Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes and retirement education programs.

Service:

         The Advisor's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements and plan summaries.

         The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL ADVISORS GROUP

         The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.

STRONG CASH MANAGEMENT APPROACH

         Many investors overlook the importance of managing the "cash" portion of their portfolios. Often they leave large amounts of cash in low-yielding accounts for extended periods of time. There is, however, a smarter way to think about investing these assets. This approach - known as cash management - has long been used by private banking institutions. Now, this approach is available to a wider range of investors to provide investors potentially higher yields for their cash savings. Our Guide to Effective Cash Management (described below) is designed to help you get more from the "cash" portion of your portfolio.

FOUR STEPS TO MANAGING CASH MORE EFFECTIVELY

1. DIVIDE YOUR CASH INTO TWO GROUPS. The first step toward managing your cash effectively is to think of it as two separate groups:

         CURRENT CASH: The portion you generally put aside for regular transactions - goals less than one year away - and to cover routine expenditures.

         PORTFOLIO CASH: The portion you invest for extended periods - for goals between one and two years away - to cover unforeseen emergencies, or as a permanent, conservative position in your portfolio.

2.       CONSIDER YOUR CASH INVESTMENT OPTIONS.

         "CONVENIENCE" MONEY FUNDS. Many investors keep current cash and portfolio cash in "convenience" money funds, which typically require low minimum initial investments, offer an array of services (such as free check-writing), but are relatively low-yielding. However, there are other options:

         "Higher-yielding specialized money funds" designed to offer more income potential than "convenience" money funds. To pursue higher yields, they often require larger initial investments and impose transaction charges. In addition, investors in the top tax brackets can pursue higher after-tax yields by investing in a municipal money fund.

         "Ultra-short bond funds" - investments with average effective maturities of typically one year or less - are designed to PROVIDE HIGHER YIELDS than money funds. To pursue higher yields, these funds may invest in lower quality bonds and maintain slightly longer average effective maturities. Unlike money funds, the SHARE PRICE OF AN ULTRA-SHORT BOND FUND WILL VARY.

3.       ALLOCATE YOUR CASH BASED ON HOW YOU INTEND TO USE IT.

         The key to managing your cash effectively is to allocate it according to how you intend to use it. Certainly, it's wise to keep your current cash in a fund that allows you to draw on it without penalty. But you can supplement that current cash position with potentially higher-yielding short-term investments that enable you to earn more income on your portfolio cash.

4.       CONSIDER MUNICIPAL INVESTING.

         You may be able to further enhance the return potential of your cash by investing in a municipal fund. Because these funds invest in municipal securities, the income they earn is exempt from federal income tax. Even if you're taxed at a lower rate, the difference in income may be dramatic when taxes don't take a bite out of your earnings.

                              PORTFOLIO MANAGEMENT

         Each portfolio manager works with a team of analysts, traders, and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience, and other credentials.

         The Advisor believes that actively managing each Fund's portfolio and adjusting the average portfolio maturity according to the Advisor's interest rate outlook is the best way to achieve the Funds' objectives. This policy is based on a fundamental belief that economic and financial conditions create favorable and unfavorable investment periods (or seasons) and that these different seasons require different investment approaches. Through its active management approach, the Advisor seeks to avoid or reduce any negative change in a Fund's net asset value per share during the periods of falling bond prices.

U.S. TREASURY MONEY FUND

The Advisor's investment philosophy includes the following basic beliefs:

- Successful fixed-income management begins with a top-down, fundamental analysis of the economy, interest rates, and the supply of and demand for credit.
- Value can be added through active management of average maturity and yield curve positioning.

HERITAGE MONEY FUND

The Advisor's investment philosophy includes the following basic beliefs:

- Successful fixed-income management begins with a top-down, fundamental analysis of the economy, interest rates, and the supply and demand for credit.
- Value can be added through active management of average maturity, yield curve positioning, sector emphasis, and issue selection.

The Heritage Money Fund is designed for investors who place a premium on the value of the money fund portions of their portfolios and are seeking higher yields over the long-term than a typical money fund through lower costs. The Fund pursues a higher yield by reducing costs in two ways. First, investors are required to maintain higher account balances, enabling the Fund to reduce costs through economies of scale and more efficient operation. Second, with certain exceptions, investors are charged a fee on transactions. These charges help to reduce Fund costs because they are paid to the Fund. The Fund's investors are rewarded for being disciplined because the fewer transactions they perform, the fewer charges they incur. The Fund's low-cost design is built into its structure and is intended to provide long-term continuous value for its investors.

MUNICIPAL MONEY FUND

The Advisor's investment philosophy includes the following basic beliefs:

- Successful fixed-income management begins with a top-down analysis of the economy, interest rates, and the supply of and demand for credit.
- Defining benchmarks for duration, yield-curve characteristics, and sector/quality composition, making only moderate deviations from those benchmarks, and then modeling the effects of different economic scenarios on the portfolio is an efficient way to add value and control risk.
- Intensive research on individual issuers can uncover solid investment opportunities, especially in improving credits.

MUNICIPAL ADVANTAGE FUND

The Advisor believes that the Fund represents an opportunity for investors seeking higher yields than municipal money market funds generally provide, with less share-price fluctuation than short-term bond funds generally provide. As an ultra-short term bond fund with an average effective maturity of one year or less, the Fund may complement a short-term cash-oriented investment portfolio, by providing higher risk and return potential than a money market fund.

The Advisor intends to adjust the average effective portfolio maturity, carefully select market sectors, industries, and issues, and intensively manage other aspects of the portfolio to pursue the investment objectives of the Fund. The investment process is research driven, and includes extensive canvassing of available municipal securities.

The Advisor believes that a considerable portion of the municipal investment marketplace consists of smaller, local individual issuers which are underfollowed and which offer potential value. The Advisor intends to actively seek out such issuers. After locating such issues, independent, fundamental analysis is conducted to determine their suitability, from the standpoint of credit risk and return potential, for the portfolio. By this active management approach, the Advisor intends to add value to the investment selection process, and to the portfolio as a whole.

ADVANTAGE FUND

The Advisor's investment philosophy includes the following basic beliefs:

- Active management pursued by a team with a uniform discipline across the fixed income spectrum can produce results that are superior to those produced through passive management.
- Controlling risk by making only moderate deviations from the defined benchmark is the cornerstone of successful fixed income investing.
- Successful fixed income management is best pursued on a top-down basis utilizing fundamental techniques.

The investment process includes decisions made at four levels that are consistent with the Advisor's viewpoint of the path of economic activity, interest rates, and the supply of and demand for credit.

         Financial goals vary from person to person. Investors may choose one or more of the Strong Funds to help them reach their financial goals. To help you better understand the Strong Cash Management Funds and determine which Fund or combination of Funds best meets your personal investment objectives, they are described in the same Prospectus. Though they appear in the same Prospectus, each of the Strong Cash Management Funds are separately incorporated investment companies, or series thereof. Because the Funds share a Prospectus, there may be the possibility of cross liability between the Funds.

                            INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent certified public accountants for the Funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                 LEGAL COUNSEL

         Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as outside legal counsel for the Funds.

                              FINANCIAL STATEMENTS

         The Annual Reports that are attached hereto contain the following audited financial information for the Treasury Money, Municipal Money, and Advantage Funds:

         (a)     Schedule of Investments in Securities.
         (b)     Statement of Operations.
         (c)     Statement of Assets and Liabilities.
         (d)     Statement of Changes in Net Assets.
         (e)     Notes to Financial Statements.
         (f)     Financial Highlights.
         (g)     Report of Independent Accountants.

         The unaudited financial statements for the fiscal period from June 29, 1995 to November 30, 1995 that are attached hereto contain the following financial information for the Heritage Money Fund:

         (a)     Schedule of Investments in Securities.
         (b)     Statement of Operations.
         (c)     Statement of Assets and Liabilities.
         (d)     Statement of Changes in Net Assets.
         (e)     Notes to Financial Statements.
         (f)     Financial Highlights.

SCHEDULE OF INVESTMENTS IN SECURITIES              November 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
Strong Heritage Money Market Fund


                                                                      Principal                                    Amortized
                                                                     Amount (in     Yield to                      Cost (c) (in
Security                                                             Thousands)     Maturity   Maturity Date (b)    Thousands)
------------------------------------------------------------------------------------------------------------------------------
Banker's Acceptances  1.1%
Bank of Tokyo, Ltd.                                                    $1,000        6.00%           1/19/96            $992
                                                                        5,000        5.82            1/22/96           4,958
Fuji Bank, Ltd. Chicago                                                 1,000        6.09            1/04/96           1,000
                                                                                                                   ---------
Total Banker's Acceptances                                                                                             6,950

Certificates of Deposit  7.6%
Dai-Ichi Kangyo Bank, Ltd. Yankee Dollar Certificates of Deposit:
   5.98%                                                               14,000        5.98            1/16/96          14,001
   5.93%                                                                5,000        5.93            1/25/96           5,000
   6.18%                                                                3,320        6.18            1/30/96           3,321
Fuji Bank, Ltd. New York Yankee Dollar Certificate of Deposit          15,000        6.02            1/12/96          15,000
Sumitomo Bank, Ltd. Yankee Dollar Certificate of Deposit               11,800        6.00            1/12/96          11,800
                                                                                                                   ---------
Total Certificates of Deposit                                                                                         49,122

Corporate Commercial Paper  70.8%
American Honda Finance Corporation                                     10,000        5.72            3/14/96           9,835
Anaheim, California Electric System                                     2,000        5.90            2/01/96           2,000
Aristar, Inc.                                                           5,000        5.84            1/03/96           4,973
                                                                       13,300        5.80            1/18/96          13,197
                                                                        5,135        5.80            1/19/96           5,094
Astro Capital Corporation                                               7,150        5.85           12/08/95           7,142
Brazos River Authority, Texas Pollution Control Revenue                 7,285        5.90           12/20/95           7,285
                                                                        6,700        5.90           12/27/95           6,700
Brownsville, Texas Utility Systems                                      4,000        5.78           12/13/95           3,992
Dayton Hudson Corporation                                               5,000        5.79           12/01/95           5,000
                                                                        5,000        5.80           12/26/95           4,980
                                                                        5,000        5.86            1/09/96           4,968
                                                                       10,000        5.87            1/10/96           9,935
                                                                        3,260        5.85            1/16/96           3,236
Dynamic Funding Corporation                                             4,616        5.92            1/04/96           4,590
                                                                        7,629        5.90            1/31/96           7,553
Equitable of Iowa Companies                                            15,100        5.85           12/05/95          15,090
Finova Capital Corporation                                              1,800        5.97            1/04/96           1,790
                                                                        5,800        5.94            1/23/96           5,749
                                                                        8,275        5.94            1/24/96           8,201




                                                                        3,800        5.92      1/25/96        3,766
                                                                        4,600        5.88      1/26/96        4,558
                                                                        4,125        5.87      1/29/96        4,085
                                                                        3,600        5.79      3/07/96        3,544
Fleet Mortgage Group, Inc.                                             15,700        5.80     12/06/95       15,687
Frontier Corporation                                                   15,000        5.88      1/26/96       14,863
General Mills, Inc.                                                       212        5.44    Upon Demand        212
Hartz 667 Corporation                                                   5,447        6.05      1/22/96        5,399
Heller Financial, Inc.                                                  8,000        5.95      1/23/96        7,930
                                                                        5,000        6.05      1/29/96        4,950
                                                                        5,630        5.95      1/30/96        5,574
International Securitization                                            6,370        5.80     12/22/95        6,348
                                                                        5,145        5.70      4/15/96        5,034
Leathers L.P.                                                           3,480        5.90      2/06/96        3,442
Locap, Inc.                                                             4,000        5.90      1/04/96        3,978
Mercury Finance Corporation                                             2,100        5.86     12/04/95        2,099
                                                                        4,850        5.90     12/05/95        4,847
                                                                        2,850        5.88      1/17/96        2,828
                                                                        2,000        5.87      1/22/96        1,983
                                                                        1,200        5.87      1/24/96        1,189
                                                                        1,300        5.93      1/30/96        1,287
                                                                        2,500        5.87      2/09/96        2,471
                                                                        2,000        5.92      2/12/96        1,976
                                                                        3,350        5.92      2/13/96        3,309
                                                                        4,000        5.94      2/15/96        3,950
                                                                        1,300        5.92      2/20/96        1,283
                                                                        2,290        5.94      2/27/96        2,257
                                                                        2,150        5.92      2/29/96        2,118
Mitsubishi Motors Credit of America, Inc.                               2,380        5.80     12/20/95        2,373
New England Power Company                                               8,300        6.00      1/22/96        8,300
                                                                        4,875        5.95      2/23/96        4,875
City of New York General Obligation                                     1,325        6.10      2/14/96        1,325
New York State Job Development Authority                                2,670        6.00     12/22/95        2,670
                                                                        1,335        6.00     12/27/95        1,335
                                                                        6,370        5.98     12/28/95        6,370
                                                                        6,200        5.95      2/05/96        6,200
                                                                        6,675        6.05      2/20/96        6,675
Orix America, Inc.                                                      2,000        5.96      1/16/96        1,985
                                                                        8,000        5.70      5/29/96        7,772
Pitney Bowes Credit Corporation                                            21        5.45    Upon Demand         21
Quaker Oats Company                                                    10,000        5.87      1/18/96        9,922
Salomon, Inc.                                                           4,145        5.92     12/01/95        4,145
                                                                        5,500        5.95     12/14/95        5,488



                                                                                    2,520        5.95     12/27/95        2,509
                                                                                    5,040        5.95     12/28/95        5,018
                                                                                   12,360        5.95     12/29/95       12,303
San Diego, California Industrial Development Revenue - San Diego Gas & Electric
Company (Acquired 10/6/95; Cost $6,895)(a)                                          6,895        5.95     12/18/95        6,895
Sara Lee Corporation                                                                  213        5.43    Upon Demand        213
Seiko Corporation of America                                                        6,000        6.03      2/22/96        5,917
                                                                                    2,000        6.00      2/28/96        1,970
Sierra Funding Corporation                                                          6,200        6.03      1/25/96        6,143
Society of the New York Hospital Fund, Inc.                                        10,000        5.88      2/14/96        9,878
Strait Capital Corporation                                                          3,868        5.98      1/08/96        3,843
Strategic Asset Funding Corporation                                                 6,000        5.95      2/26/96        5,914
Sunshine State Government Finance                                                   9,670        5.90     12/13/95        9,651
                                                                                    8,830        5.85     12/29/95        8,790
Torchmark Corporation                                                               5,775        5.78     12/07/95        5,769
                                                                                    9,750        5.82      2/02/96        9,651
                                                                                    5,400        5.78      2/14/96        5,335
                                                                                    7,755        5.78      2/16/96        7,659
Tri-Lateral Capital, Inc.                                                           5,540        6.00      2/16/96        5,469
Washington Square Mortgage Company                                                  3,200        5.87     12/18/95        3,191
Wisconsin Electric Power Company                                                       57        5.49    Upon Demand         57
Working Capital Management Company, Limited Partnership                             7,125        5.85     12/19/95        7,104
                                                                                    8,600        6.10      1/31/96        8,511
                                                                                                                      ---------
Total Corporate Commercial Paper                                                                                        453,523

Corporate Floating Rate Notes  1.6%
American Honda Finance Corporation (Acquired 11/27/95; Cost $10,099)(a)            10,100        6.06      7/03/96       10,099


Corporate Obligations  12.4%
AT & T Capital Corporation Medium Term Notes, 6.19%                                 4,150        5.90      4/30/96        4,155
Bankers Trust NY Corporation, 4.70%                                                 8,000        5.95      7/01/96        7,943
Beta Finance, Inc. Medium Term Notes, 6.00%                                         2,000        6.12      7/29/96        1,998
Chrysler Financial Corporation Notes, 7.61%                                         7,920        5.90     10/30/96        8,039
Chrysler Financial Corporation Medium Term Notes, 10.34%                            4,090        6.23      5/15/96        4,165
Chrysler Financial Corporation Medium Term Notes, Tranche #20, 6.00%                5,000        6.01      6/17/96        5,000
Cooper Industries, Inc., 7.60%                                                      3,000        5.96     10/15/96        3,041
Countrywide Funding Corporation Medium Term Notes, Tranche #20, 6.10%               1,000        6.01      7/31/96        1,000
First Interstate Bancorp Debentures, 10.50%                                         2,050        6.05      3/01/96        2,073
First National Bank Akron, Ohio Medium Term Notes, Tranche 1, 5.95%                 7,000        5.91      8/01/96        7,002
General Motors Acceptance Corporation, 8.00%                                        1,000        6.07     10/01/96        1,016
General Motors Acceptance Corporation Medium Term Notes:
   Tranche #533, 8.70%                                                              5,450        5.99      5/01/96        5,510



   Tranche #552, 8.60%                                                              1,000        5.91      5/10/96        1,011
   Tranche #623, 8.80%                                                              3,550        5.94      7/08/96        3,609
   Tranche #694, 8.70%                                                              1,100        6.07      8/02/96        1,119
   Tranche #728, 8.375%                                                             2,000        6.08      9/04/96        2,034
   Tranche #883, 7.80%                                                              3,675        6.02     11/15/96        3,735
Harsco Corporation, 8.75%                                                           2,350        6.00      5/15/96        2,379
Huntington National Bank Medium Term Notes, Tranche #30, 6.05%                      3,000        6.14      8/01/96        2,998
Lehman Brothers, Inc. Notes, 9.75%                                                  6,395        6.14      4/01/96        6,471
Smith Barney Holdings, Inc. Notes, 5.375%                                           1,000        6.03      6/01/96          997
Washington Gas Light Company, 7.875%                                                2,500        6.02      9/01/96        2,534
Waste Management, Inc.                                                              4,550        6.15      6/30/96        1,726
                                                                                                                      ---------
Total Corporate Obligations                                                                                              79,555

Taxable Municipal Variable Rate Put Bonds  6.5%
Aurora, Kane & Dupage Counties, Illinois Industrial Development Revenue             3,300        6.13     12/07/95        3,300
Galliano Marine Services, Inc.                                                      6,300        5.95     12/07/95        6,300
Gardena, California First-Time Homebuyer Refunding Program                          5,250        6.15     12/06/95        5,250
Kinder-Care Learning Centers, Inc. Industrial Refunding - Kinder-Care Learning
Centers, Inc. Projects                                                              4,500        6.02     12/06/95        4,500
Maine Regional Waste System, Inc.- Solid Waste Resource Recovery Revenue            2,200        6.00     12/06/95        2,200
Montgomery County, Pennsylvania Industrial Development Authority Revenue              830        6.10     12/06/95          830
New Jersey Sports & Exposition Authority Sports Complex Subordinated Refunding
Revenue                                                                             2,000        5.98     12/01/95        2,000
Passaic County, New Jersey General Obligation Refunding                            13,900        5.90     12/06/95       13,900
Thayer Properties, LLC                                                              3,200        5.95     12/07/95        3,200
                                                                                                                      ---------
Total Taxable Municipal Variable Rate Put Bonds                                                                          41,480
                                                                                                                      ---------
Total Investments In Securities 100.0%                                                                                  640,729
Other Assets and Liabilities, Net 0.0%                                                                                     (140)
                                                                                                                      ---------
Net Assets 100.0%                                                                                                      $640,589
                                                                                                                      =========


See notes to financial statements.

(a)  Restricted Security.
(b) Maturity date represents actual maturity, earliest put date, or for U.S. Government Agency Securities, the next interest adjustment date.
(c) Amortized cost for Federal income tax and financial reporting purposes is the same.

STATEMENTS OF OPERATIONS
For the Period June 29,1995 (Inception) to November 30, 1995 (Unaudited)
                                                           (In Thousands)

                                                            Strong Heritage
                                                                  Money
                                                            ---------------
Interest Income                                                 $ 7,711

Expenses:
    Investment Advisory Fees                                        399
    Custodian Fees                                                    9
    Shareholder Servicing Costs                                      23
    Reports to Shareholders                                          23
    Federal and State Registration Fees                              20
    Other                                                             1
                                                                -------
    Total Expenses before Waivers and Absorptions                   475
    Voluntary Expense Waivers and Absorptions by Advisor           (475)
                                                                -------
    Expenses, Net                                                     0
                                                                -------
Net Investment Income                                           $ 7,711
                                                                =======


                   See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1995 (Unaudited)
                                        (In Thousands, Except Per Share Amounts)

                                                 Strong Heritage
                                                     Money
                                                 ---------------
Assets:
    Investments in Securities, at Amortized Cost   $  640,729
    Interest Receivable                                 2,747
    Other                                                  81
                                                   ----------
    Total Assets                                      643,557

Liabilities:
    Dividends Payable                                   2,886
    Accrued Operating Expenses and Other
    Liabilities                                            82
                                                   ----------

    Total Liabilities                                   2,968
                                                   ----------

Net Assets                                         $  640,589
                                                   ==========

Capital Shares
    Authorized                                      2,000,000
    Outstanding                                       640,589

Net Asset Value Per Share                               $1.00
                                                   ==========

Net Assets Consist of:
Capital (Par Value and Paid-in Surplus)            $  640,589
                                                   ==========





                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the Period June 29,1995 (Inception) to November 30, 1995 (Unaudited)



                                                                      Strong Heritage
                                                                           Money
                                                                      ---------------
Operations:
    Net Investment Income                                               $   7,711

Capital Share Transactions:
    Proceeds from Shares Sold                                             792,239
    Proceeds from Reinvestment of Distributions                             4,170
    Payment for Shares Redeemed                                          (155,920)
                                                                        ---------
    Net Increase in Net Assets from Capital Share Transactions           640,489

Distributions:
    From Net Investment Income                                             (7,711)
                                                                        ---------
Total Increase in Net Assets                                              640,489

Net Assets:
    Beginning of Period                                                       100
                                                                        ---------
    End of Period                                                       $ 640,589
                                                                        =========

Transactions in Shares of the Fund:
  (In Thousands)
Sold                                                                      792,239
Issued in Reinvestment of Distributions                                     4,170
Redeemed                                                                 (155,920)
                                                                        ---------
Net Increase                                                              640,489
                                                                        =========



                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
November 30, 1995 (Unaudited)

1.  ORGANIZATION
    The Strong Heritage Money Fund is a diversified series of Strong Heritage Reserve Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.  SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
    (A) Security Valuation ---Investments are valued using the amortized cost method or original cost, both of which approximate current value.

             The Fund owns certain investment securities which are restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Fund bears the costs, if any, associated with the disposition of restricted securities. Where such disposition depends on a security's registration under the Securities Act of 1933, the Fund will bear such registration costs unless the Fund has registration rights, in which case the issuer will bear such costs. Aggregate cost and fair value (in thousands) of these restricted securities at November 30, 1995 were $16,994 and $16,994 respectively, representing 2.7% of net assets of the Fund.


    (B)      Federal Income and Excise Taxes and Distributions to
             Shareholders ---It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Accordingly, no Federal income or excise tax provision is required.

    (C) Deferred Organizational Costs --- Costs incurred by the Fund in connection with its organization and initial registration and public offering of shares have been deferred and are being amortized to expense over a sixty-month period. These costs were advanced by the Advisor and will be reimbursed by the Fund over a period of not more than sixty months.

    (D) Other --- Investment security transactions are recorded on the trade date. Dividend distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.  RELATED PARTY TRANSACTIONS
    Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. The investment advisory fee, which is established by terms of the Advisory Agreement, is based on an annualized rate of .50% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders. Excluding the effects of waivers and reimbursements, the amount payable (in thousands) to the Advisor at November 30, 1995 was $84.

FINANCIAL HIGHLIGHTS
The following presents information relating to a share of capital stock of the Fund, outstanding for the entire period.

STRONG HERITAGE MONEY FUND

                                               1995**
                                               ------
NET ASSET VALUE, BEGINNING OF PERIOD         $   1.00

Net Investment Income                            0.03

Dividends from Net Investment Income            (0.03)
                                             --------
NET ASSET VALUE, END OF PERIOD               $   1.00
                                             ========
Total Return                                     +2.6%

Net Assets, End of Period (In Thousands)     $640,589
Ratio of Expenses to Average Net Assets           0.0%*
Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions                 0.4%*
Ratio of Net Investment Income to Average
Net Assets                                        6.0%*




   * Calculated on an annualized basis.
  ** For the period from June 29, 1995 (inception) to November 30,1995. Total return is not annualized.

                                    APPENDIX

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

         A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

                 1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

                 2.       Nature of and provisions of the obligation.

                 3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
         AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
         Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

         B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

         CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

         CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

         C Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

         D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                   FITCH INVESTORS SERVICE, INC. BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

           A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.


           BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

            B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

           CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

            C Bonds are in imminent default in payment of interest or principal.

         DDD, DD
         and, D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.


                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

         These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

         Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

         The Credit Rating Committee formally reviews all ratings once per
quarter (more frequently, if necessary).   Ratings of 'BBB-' and higher fall
within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING SCALE              DEFINITION
-----------------------------------------------------------------------------------------------------------------
AAA                       Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.
-----------------------------------------------------------------------------------------------------------------
AA+                       High credit quality.  Protection factors are strong.  Risk is modest, but may
AA                        vary slightly from time to time because of economic conditions.
AA-
-----------------------------------------------------------------------------------------------------------------
A+                        Protection factors are average but adequate.  However, risk factors are more
A                         variable and greater in periods of economic stress.
A-
-----------------------------------------------------------------------------------------------------------------
BBB+                      Below average protection factors but still considered sufficient for prudent
BBB                       investment.  Considerable variability in risk during economic cycles.
BBB-
-----------------------------------------------------------------------------------------------------------------
BB+                       Below investment grade but deemed likely to meet obligations when due.
BB                        Present or prospective financial protection factors fluctuate according to
BB-                       industry conditions or company fortunes.  Overall quality may move up or down frequently within this category.
-----------------------------------------------------------------------------------------------------------------
B+                        Below investment grade and possessing risk that obligations will not be met
B                         when due.  Financial protection factors will fluctuate widely according to
B-                        economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.
-----------------------------------------------------------------------------------------------------------------
CCC                       Well below investment grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
                          Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.
-----------------------------------------------------------------------------------------------------------------
DD                        Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.
DP                        Preferred stock with dividend arrearages.
-----------------------------------------------------------------------------------------------------------------

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

      Ratings graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

      A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

      A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

      C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

      D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


                         STANDARD & POOR'S NOTE RATINGS

      A S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

      The following criteria will be used in making the assessment:

         Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

      The note rating symbols and definitions are as follows:

      SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

      SP-2 Satisfactory capacity to pay interest and principal, with some vulnerability to adverse financial and economic changes over the term of the notes.

      SP-3 Speculative capacity to pay principal and interest.


                        MOODY'S COMMERCIAL PAPER RATINGS

      The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                              MOODY'S NOTE RATINGS

         MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

         MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


                FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

         F-2 (Good Credit Quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

         F-3 (Fair Credit Quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S (Weak Credit Quality) Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D (Default) Issues assigned this rating are in actual or imminent payment default.

         LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS

         Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

         Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.


         Rating Scale:    Definition

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                          Good Grade

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.
                          Risk factors are small.

                          Satisfactory Grade

         Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                          Non-investment Grade

         Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                          Default

         Duff 5 Issuer failed to meet scheduled principal and/or interest payments.


                   THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS

     The TBW Short-Term Ratings apply, unless otherwise noted, to unsubordinated instruments of the rated entities with a maturity of one year or less, including deposits, bank notes, bankers' acceptances, federal funds, letters of credit, commercial paper and other obligations comparable in priority and security to those specifically listed herein. These ratings do not consider any collateral or security as the basis for the rating, although some of the securities may in fact have collateral. Further, these ratings do not incorporate consideration of the possible sovereign risk associated with a foreign deposit (defined as a deposit taken in a branch outside the country in which the rated entity is headquartered) of the rated entity. TBW Short-Term Ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest.

     TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                            IBCA SHORT-TERM RATINGS

     IBCA Short-Term Ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The Short-Term Ratings relate to debt which has a maturity of less than one year.

     A1+ Obligations supported by the highest capacity for timely repayment and possess a particularly strong credit feature.

     A1    Obligations supported by the highest capacity for timely repayment.

     A2    Obligations supported by a good capacity for timely repayment.

     A3 Obligations supported by a satisfactory capacity for timely repayment.

     B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

     C Obligations for which there is a high risk of default or which are currently in default.

     D     Obligations which are currently in default.

                      STRONG HERITAGE RESERVE SERIES, INC.

                                     PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

    (a) Financial Statements for Strong Heritage Money Fund (all included in Parts A & B)

             Schedules of Investments in Securities
             Statement of Operations
             Statement of Assets and Liabilities
             Statement of Changes in Net Assets
             Notes to Financial Statements
             Financial Highlights

    (b)      Exhibits

             (1)     Amended and Restated Articles of Incorporation
             (2)     Restated Bylaws
             (3)     Inapplicable
             (4)     Specimen Stock Certificate
             (5)     Investment Advisory Agreement
             (6)     Distribution Agreement
             (7)     Inapplicable
             (8)     Custody Agreement
             (9)     Shareholder Servicing Agent Agreement
             (10)    Inapplicable
             (11)    Inapplicable
             (12)    Inapplicable
             (13)    Subscription Agreement
             (14.1) Amended Prototype Defined Contribution Retirement Plan with Standardized Adoption Agreements
             (14.2) Amended Individual Retirement Custodial Account (14.3) Amended Section 403(b)(7) Retirement Plan
             (15)    Inapplicable
             (16)    Inapplicable
             (17)    Letter of Representation
             (18)    Power of Attorney

Item 25.  Persons Controlled by or under Common Control with Registrant

    Registrant neither controls any person nor is under common control with any other person.

Item 26.  Number of Holders of Securities

                                                                 Number of Record Holders
                     Title of Class                              as of November 30, 1995
                     --------------                              ---------------------------
             Common Stock, $.00001 par value

                   Strong Heritage Money Fund                            3,647

Item 27.  Indemnification

    Officers and directors are insured under a joint errors and omissions insurance policy underwritten by American International Surplus Lines Insurance Company and First State Insurance Company in the aggregate amount of $10,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law, Article VII of Registrant's By-Laws provides as follows:

    ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

                 SECTION 7.01. Mandatory Indemnification. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through
    180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

                 SECTION 7.02. Permissive Supplementary Benefits. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

                 SECTION 7.03. Amendment. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

                 SECTION 7.04. Investment Company Act. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 28.  Business and Other Connections of Investment Advisor

    The information contained under "About the Funds - Management" in the Prospectus and under "Directors and Officers of the Funds" and "Investment Advisor and Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 29.  Principal Underwriters

    (a) Strong Funds Distributors, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Government Securities Fund, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Insured Municipal Bond Fund, Inc.; Strong International Bond Fund, Inc.; Strong International Stock Fund, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; Strong Special Fund II, Inc.; Strong Total Return Fund, Inc.; and Strong Variable Insurance Funds, Inc.

    (b) The information contained under "About the Funds - Management" in the Prospectus and under "Directors and Officers of the Funds" and "Investment Advisor and Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

    (c)  Inapplicable

Item 30.  Location of Accounts and Records

    All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Ronald A. Neville, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 31.  Management Services

    All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32.  Undertakings

    (a)  Inapplicable.

    (b)  Inapplicable.

    (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered, upon request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Post-Effective Amendment No. 3 meets all the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended, and that it has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin on the 22nd day of December, 1995.


                                      STRONG HERITAGE RESERVE SERIES, INC.
                                      (Registrant)


                                      BY:      /s/ John Dragisic
                                               -------------------------
                                               John Dragisic, President


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

                 NAME                                      TITLE                              DATE
                 ----                                      -----                              ----
                                             President (Principal Executive Officer)
  /s/ John Dragisic                          and a Director                                December 22, 1995
-------------------------
 John Dragisic


                                             Treasurer (Principal Financial and
  /s/ Ronald A. Neville                      Accounting Officer)                           December 22, 1995
-------------------------
 Ronald A. Neville


 /s/ Richard S. Strong                       Chairman of the Board and a Director          December 22, 1995
-------------------------
 Richard S. Strong


                                             Director                                      December 22, 1995
-------------------------
 Marvin E. Nevins *

                                             Director                                      December 22, 1995
-------------------------
 Willie D. Davis *

                                             Director                                      December 22, 1995

-------------------------
 William F. Vogt *

                                             Director                                      December 22, 1995
-------------------------
 Stanley Kritzik *



* Thomas P. Lemke signs this document pursuant to powers of attorney filed with the Registration Statement of Registrant filed on or about May 16, 1995.


                                      By:      /s/ Thomas P. Lemke
                                               -------------------
                                               Thomas P. Lemke

                                EXHIBIT INDEX

                                                                                    EDGAR
  Exhibit No.                                 Exhibit                               Exhibit No.
  -----------                                 -------                               -----------

 (1)             Amended and Restated Articles of Incorporation                     EX-99.B1(1)

 (2)             Restated Bylaws                                                    EX-99.B2

 (3)             Inapplicable

 (4)             Specimen Stock Certificate                                         EX-99.B4(2)

 (5)             Investment Advisory Agreement                                      EX-99.B5(3)

 (6)             Distribution Agreement                                             EX-99.B6(2)

 (7)             Inapplicable

 (8)             Custody Agreement                                                  EX-99.B8

 (9)             Shareholder Servicing Agent Agreement                              EX-99.B9

 (10)            Inapplicable

 (11)            Inapplicable

 (12)            Inapplicable

 (13)            Subscription Agreement                                             EX-99.B13(2)

 (14.1)          Amended Prototype Defined Contribution Retirement Plan with        EX-99.B14.1(2)
                 Standardized Adoption Agreements

 (14.2)          Amended Individual Retirement Custodial Account                    EX-99.B14.2(2)

 (14.3)          Amended Section 403(b)(7) Retirement Plan                          EX-99.B14.3(2)

 (15)            Inapplicable

 (16)            Inapplicable

 (17)            Letter of Representation                                           EX-99.B17

 (18)            Power of Attorney(1)

--------------------

(1) Incorporated herein by reference to the Registration Statement on Form N-1A of Registrant filed on or about May 16, 1995.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Registrant filed on or about June 23, 1995.

(3) Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Registrant filed on or about June 29, 1995.